Janus | Income Funds

--------------------------------------------------------------------------------

1998 Annual Report

     Janus Flexible Income Fund         Janus Money Market Fund
     Janus High-Yield Fund              Janus Government Money Market Fund
     Janus Federal Tax-Exempt Fund      Janus Tax-Exempt Money Market Fund
     Janus Short-Term Bond Fund

[LOGO] JANUS

Janus | Income Funds

Table of Contents

To Our Shareholders ......................................     1
Portfolio Manager's Commentary and Schedule of Investments
   Janus Flexible Income Fund ............................     2
   Janus High-Yield Fund .................................     7
   Janus Federal Tax-Exempt Fund .........................    11
   Janus Short-Term Bond Fund ............................    16
   Janus Money Market Fund ...............................    20
   Janus Government Money Market Fund ....................    25
   Janus Tax-Exempt Money Market Fund ....................    27
Statements of Operations - Bond Funds ....................    30
Statements of Assets and Liabilities -
   Bond Funds ............................................    31
Statements of Changes in Net Assets -
   Bond Funds ............................................    32
Financial Highlights - Bond Funds ........................    33
Statements of Operations -
   Money Market Funds ....................................    35
Statements of Assets and Liabilities -
   Money Market Funds ....................................    36
Statements of Changes in Net Assets -
   Money Market Funds ....................................    37
Financial Highlights - Money Market Funds ................    38
Notes to Schedules of Investments ........................    41
Notes to Financial Statements ............................    42
Explanation of Charts and Tables .........................    45
Report of Independent Accountants ........................    48
Euro-Conversion Discussion ...............................    48
Year 2000 Discussion .....................................    48

                                                                    [LOGO] JANUS

To Our | Shareholders

[PHOTO]
Tom Bailey
chairman

A strong U.S. economy, tempered by the downturn in Asia and showing few signs of inflation, created a positive climate for the U.S. bond market during the first half of our fiscal year. Against this backdrop, interest rates started a dramatic and sustained decline, reaching levels we have not seen since the 1960s.

Our income funds performed well in this environment, although gains were held in check by a steady supply of new issues. This was especially the case in the high-yield market, where new issuance during the first half of the year rivaled levels for all of 1997.

The environment for fixed-income markets became more challenging in the third quarter, after Russia's financial meltdown heightened investors' awareness of risk. This crisis, combined with warnings of weaker corporate earnings and slower overall economic growth, triggered a "flight to quality" that initially benefited global bond markets. However, this flight to quality quickly escalated into a "dash for cash" as investors bypassed any risky investments in favor of the security and liquidity of the U.S. Treasury market. As a result, we saw a dramatic widening in yield spreads - the premium companies have to pay to lure investors into riskier debt. In this environment, new issuance dried up and trading in the secondary market came to a virtual standstill. The Federal Reserve responded by cutting interest rates twice, its first policy change in three years. While markets are anticipating additional rate cuts, evidence of renewed and upward wage pressures may dampen the Fed's willingness to act again.

At Janus, our performance during this latter period was aided by our decision to upgrade our holdings to only the highest-quality securities while eliminating our minimal exposure to emerging markets. Looking ahead, we remain cautiously optimistic on the outlook for fixed-income markets. In many ways, what happened in 1998 had been on the horizon for quite some time. Eager to believe the rosy view of the economy, investors were willing to take on additional risk early in the year. It took the economic concerns of the third quarter to reacquaint investors with the downside of riskier securities. This has left investors focused on more established, profitable and liquid names.

Even in this more challenging environment, I'm confident our intensive financial analysis and hands-on research will enable us to continue finding the best opportunities for our investors.

In closing, I want to express my appreciation for your continued investment in our funds. We're committed to proving ourselves worthy of your confidence.

/s/ Tom

Tom Bailey

                                        Janus Income Funds / October 31, 1998  1

Janus | Flexible Income Fund

[PHOTO]
Ronald V. Speaker
portfolio manager

Janus Flexible Income Fund returned 8.14% for the 12-month period ended October 31, 1998, while its benchmark, the Lehman Brothers Government/Corporate Bond Index, increased 10.28% for the same period.(1)

The Fund continued to employ a flexible investment strategy, which allows me to invest broadly across the fixed-income spectrum. During the first three quarters of the fiscal year, our diversification proved correct, as we compared favorably with our Index. In the final quarter, however, the bond market encountered a most difficult and divergent time. Bond investors fled primarily to the safety of Treasury bonds in response to the falling stock market, well-publicized hedge fund troubles and a weak U.S. dollar. A global credit crunch ensued, and corporate bonds underperformed Treasuries.

While I capitalized on the strong performance of Treasury issues, the Fund's performance was hurt by our weighting in corporate bonds. Spreads, the difference between yields on corporates and Treasuries, widened across all sectors of the corporate market, even for the highest-quality investment-grade bonds. Especially weak during the past few months were high-yield corporate bonds. The prospect of slowing corporate earnings was especially negative for high-yield debt because the companies issuing it are typically more leveraged, making their bonds' prices more sensitive to the economy.

In response to recent market volatility, I reduced our high-yield allocation to around 30% while increasing Treasuries and agency issues. I focused on the highest-quality names in the high-yield market (companies with stable cash flow, proven management and an absence of foreign exposure).

Among our successes were several positions benefiting from consolidation in the supermarket industry. Fred Meyer, the Fund's single largest corporate bond holding, recently agreed to be acquired by Kroger, a higher-rated, less-leveraged credit. This helped the Fred Meyer bond outperform. We also had a position in Carr-Gottstien Food, an Alaskan supermarket, which was acquired by higher-quality Safeway.

Another issue that benefited from the consolidation theme was our position in U.S. Surgical. This strong-performing medical supply company was recently purchased by investment-grade rated Tyco International.

The Fund's investments in the cable industry aided our performance, especially our investments in Tele-Communications, Inc. and Time Warner, as well as high-yield credits such as Galaxy Cable, Jones Intercable and Century Communications. This sector was one of the best performers as investors saw the value of stable cash flows and the introduction of new services, which include Internet access and digital TV.

Also benefiting the Fund were our holdings in yield-to-call corporate bonds. These bonds have little downside risk but offer an excellent coupon yield. We expect one newly added position, Marcus Cable, to be called relatively soon. Until then, we can clip an attractive 117/8% coupon.

A  disappointment  during the period  was our  high-yield  holding in Penn Corp.
Financial Group, once one of our highest-quality high-yield positions. A fast-growing insurance consolidator adept at turning around troubled insurance companies, Penn Corp. encountered problems trying to consolidate recent

Portfolio Asset Mix                         October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds                                      32.7%               33.2%
High-Yield/High-Risk
  Corporate Bonds                                      30.3%               38.7%
U.S. Government Bonds                                  25.4%               14.9%
Foreign Bonds                                           2.1%                1.2%
Preferred Stock                                         1.6%                2.1%
Cash & Cash Equivalents                                 7.9%                9.9%
--------------------------------------------------------------------------------
Fund Profile                                October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Weighted Average Maturity                           9.1 Yrs.            9.4 Yrs.
Average Modified Duration*                          6.1 Yrs.            5.6 Yrs.
30-Day Average Yield**                                 6.05%               6.61%
Average Rating                                             A                 BBB
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

2 Janus Income Funds / October 31, 1998 acquisitions. Upon reporting disappointing second-quarter earnings, its debt was subsequently downgraded, and we sold the position.

We also suffered from our convertible bond position in Metricom, a wireless Internet access company. The company's underlying stock price was hurt by the overall weakness in small caps and by the unexpectedly slow build-out and financing of its new generation access system. However, I have used Metricom's system and believe it has considerable consumer value, so I remain invested in this position.

In the near term, I expect fixed-income markets to remain volatile. While the risk of recession appears low, the U.S. economy has now transitioned to a period of slower growth and lower interest rates. As market conditions stabilize, it seems likely that investors will look beyond Treasuries to other areas of the fixed-income market as they pursue higher yields.

For this reason, I continue to favor a diversified approach that will allow us to capitalize on improvement across a wide spectrum of fixed-income securities. Therefore, I'll look for opportunities to raise our investment-grade and high-yield weightings back to more normal levels, selectively choosing positions with stable earnings potential and strong business fundamentals.

In closing, I'd like to express my appreciation for your continued investment in Janus Flexible Income Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($27,596) as compared to the Lehman Brothers Government/Corporate Bond Index ($26,755).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 8.14%
Five Year, 8.40%
Ten Year, 9.22%
Since 7/7/87*, 9.36%

Janus Flexible Income Fund - $27,596

Lehman Brothers Gov't/Corporate
Bond Index - $26,755

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 63.0%
Automotive - Cars and Light Trucks - 0.5%
$  5,000,000       Ford Motor Co., 7.25%
                     notes, due 10/1/08 ...................     $      5,537,500
Beverages - Non-Alcoholic - 1.4%
  15,000,000       Coca-Cola Enterprises, Inc., 6.95%
                     debentures, due 11/15/26 .............           15,412,500

Brewery - 0.9%
  10,000,000       Anheuser Busch Co., 5.65%
                     notes, due 9/15/08 ...................           10,175,000

Broadcast Services and Programming - 0.6%
   7,000,000       Fox/Liberty Networks L.L.C., 8.875%
                     senior notes, due 8/15/07 ............            6,790,000

Cable Television - 6.4%
   3,000,000       Century Communications Corp., 8.75%
                     senior notes, due 10/1/07 ............            3,142,500
  11,000,000       Galaxy Telecom, L.P., 12.375%
                     senior subordinated notes, due 10/1/05           11,825,000
   9,500,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............            9,595,000
  12,000,000       Lenfest Communications, 7.625%
                     senior notes, due 2/15/08 ............           12,000,000
  15,325,000       Marcus Cable Co., L.P., 11.875%
                     debentures, due 10/1/05 ..............           16,187,030
                   TCI Communications, Inc.:
   4,500,000         6.375%, senior notes, due 5/1/03 .....            4,663,125
  13,000,000         6.875%, senior notes, due 2/15/06 ....           13,828,750

                                                                      71,241,405

Casino Hotels - 0.9%
$  4,000,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...     $      3,895,000
   7,000,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04            6,230,000

                                                                      10,125,000

Casino Services - 0.6%
   6,000,000       Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....            6,000,000

Cellular Telecommunications - 1.0%
  10,000,000       360(degree) Communications Co., 6.65%
                     notes, due 1/15/08 ...................           10,512,500

Chemicals - Specialty - 0.9%
  10,000,000       Praxair, Inc., 6.625%
                     notes, due 10/15/07 ..................           10,300,000

Commercial Banks - 1.7%
  11,000,000       Bank One Texas, 6.25%
                     subordinated notes, due 2/15/08 ......           11,233,750
   2,500,000       City National Bancshares Corp., 6.375%
                     subordinated notes, due 1/15/08 ......            2,556,250
   5,000,000       HUBCO, Inc., 8.20%
                     subordinated debentures, due 9/15/06 .            5,375,000

                                                                      19,165,000

Computers - Information Technology - 0.2%
   2,500,000       Cooperative Computing, 9.00%
                     senior subordinated notes, due 2/1/08             2,087,500

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 1998  3

Janus | Flexible Income Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.5%
$  6,375,000       Candescent Technologies Corp., 7.00%
                     convertible senior subordinated
                     debentures, due 5/1/03+ ..............     $      5,418,750

Computers - Mainframe - 2.9%
                   IBM Corp.:
  10,000,000         6.45%, notes, due 8/1/07 .............           10,700,000
  10,000,000         5.40%, notes, due 10/1/08 ............            9,987,500
  10,000,000         7.00%, debentures, due 10/30/25 ......           10,875,000

                                                                      31,562,500

Consumer Products - 0.6%
   3,000,000       Doane Products Co., 10.625%
                     senior notes, due 3/1/06 .............            3,472,500
       5,000       Spin Cycle, Inc., zero coupon
                     units, due 5/1/05+ ...................            2,700,000

                                                                       6,172,500

Containers - Metal and Glass - 0.6%
   6,000,000       Crown Cork & Seal Co., Inc., 7.00%
                     company guaranteed notes,
                     due 12/15/06 .........................            6,345,000

Distribution and Wholesale - 0.3%
   4,000,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08             3,640,000

Electric - Integrated - 1.2%
                  El Paso Electric Co.:
   3,000,000         8.90%, first mortgage bonds, due 2/1/06           3,341,250
   9,000,000         9.40%, first mortgage bonds, due 5/1/11          10,192,500

                                                                      13,533,750

Finance - Auto Loans - 1.4%
                   Ford Motor Credit Corp.:
   2,000,000         5.125%, notes, due 10/15/01 ..........            1,980,000
  10,000,000         5.375%, notes, due 10/15/02 ..........            9,937,500
   3,500,000       General Motors Acceptance Corp., 6.125%
                     senior subordinated notes, due 1/22/08            3,543,750

                                                                      15,461,250

Finance - Other Services - 0.5%
   5,500,000       Associates Corp., N.A., 6.25%
                     senior notes, due 11/1/08 ............            5,541,250

Food - Diversified - 0.8%
   8,000,000       Ralston Purina Co., 7.75%
                     debentures, due 10/1/15 ..............            8,930,000

Food - Retail - 1.6%
   4,500,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .            4,455,000
   4,000,000       Pantry, Inc., 10.25%
                     company guaranteed notes, due 10/15/07            3,960,000
   4,500,000       Safeway, Inc., 7.00%
                     senior notes, due 9/15/07 ............            4,758,750
   4,000,000       Star Markets Co., Inc., 13.00%
                     senior subordinated notes, due 11/1/04            4,280,000

                                                                      17,453,750

Funeral Services and Related Items - 0.5%
   4,500,000       Service Corporation International, 7.70%
                     notes, due 4/15/09 ...................            4,955,625

Gambling - Non-Hotel Casinos - 0.4%
   3,000,000       Mohegan Tribal Gaming Authority, 13.50%
                     senior notes, due 11/15/02 ...........            3,866,250

Home Furnishings - 0.2%
$  2,000,000       Lifestyle Furnishings International, Inc.,
                     10.875%, company guaranteed
                     notes, due 8/1/06 ....................     $      2,140,000

Hotels and Motels - 0.9%
  10,000,000       Courtyard By Marriott II, L.P., 10.75%
                     senior notes, due 2/1/08 .............           10,025,000

Industrial Audio and Visual Products - 0.2%
   2,000,000       Unifrax Investment Corp., 10.50%
                     senior notes, due 11/1/03 ............            2,040,000

Insurance Brokers - 0.3%
   5,000,000       SIG Capital Trust I, 9.50%
                     company guaranteed notes, due 8/15/27             3,787,500

Life and Health Insurance - 1.1%
  11,000,000       Delphi Financial Group, Inc., 8.00%
                     senior notes, due 10/1/03 ............           11,907,500

Manufacturing - 0.7%
   7,500,000       Day International Group, Inc., 11.125%
                     senior notes, due 6/1/05 .............            7,725,000

Medical Products - 0.8%
   8,500,000       Dade International, Inc., 11.125%
                     senior subordinated notes,
                     Series B, due 5/1/06 .................            9,095,000

Money Center Banks - 0.7%
   8,000,000       BankAmerica Corp., 7.75%
                     subordinated notes, due 8/15/15 ......            8,340,000

Multimedia - 4.0%
                   Time Warner, Inc.:
  15,250,000         8.18%, notes, due 8/15/07 ............           17,461,250
  10,000,000         6.95%, company guaranteed notes,
                     due 1/15/28 ..........................           10,025,000
  15,000,000       Walt Disney Co. (The), 6.75%
                     senior notes, due 3/30/06 ............           16,181,250

                                                                      43,667,500

Music/Clubs - 0.3%
       7,900       V2 Music Holdings PLC, zero coupon
                     units, due 4/15/08 ...................            3,792,000

Networking Products - 0.6%
   5,000,000       Anixter International, Inc., 8.00%
                     company guaranteed notes,
                     due 9/15/03 ..........................            5,350,000
   1,000,000       Concentric Network Corp., 12.75%
                     senior notes, due 12/15/07 ...........              892,500

                                                                       6,242,500

Optical Supplies - 0.5%
   5,000,000       Bausch & Lomb, Inc., 6.75%
                     notes, due 12/15/04 ..................            5,337,500

Paint and Related Products - 1.0%
  10,500,000       Sherwin-Williams Co., 6.85%
                     notes, due 2/1/07 ....................           11,484,375

Physical Therapy and Rehabilitation Centers - 1.7%
                   HEALTHSOUTH Corp.:
   7,000,000         9.50%, senior subordinated notes,
                     due 4/1/01 ...........................            7,245,000
  12,000,000         7.00%, senior notes, due 6/15/08 .....           11,160,000

                                                                      18,405,000

See Notes to Schedules of Investments.

4  Janus Income Funds / October 31, 1998

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Property and Casualty Insurance - 2.1%
$  5,000,000       Arkwright CSN Trust, 9.625%
                     notes, due 8/15/26+ ..................     $      6,287,500
   6,000,000       First American Capital Trust, 8.50%
                     company guaranteed notes, due 4/15/12             7,035,000
   9,000,000       Orion Capital Corp., 7.25%
                     senior notes, due 7/15/05 ............            9,562,500

                                                                      22,885,000

Radio - 0.6%
   6,575,000       Chancellor Media Corp., 9.00%
                     senior subordinated notes, due 10/1/08+           6,591,438

Recreational Centers - 0.6%
7,310,000          Bally Total Fitness Holding Corp., 9.875%
                     senior subordinated notes, due 10/15/07           6,706,925

Reinsurance - 0.9%
  10,000,000       Veritas Capital Trust, 10.00%
                     company guaranteed notes, due 1/1/28 .            9,400,000

Retail - Leisure Products - 0.8%
   9,000,000       Selmer Co., Inc., 11.00%
                     senior subordinated notes, due 5/15/05            9,270,000

Retail - Regional Department Stores - 5.2%
                   Fred Meyer, Inc.:
  25,000,000         7.15%, company guaranteed notes,
                     due 3/1/03 ...........................           25,906,250
  30,000,000         7.45%, company guaranteed notes,
                     due 3/1/08 ...........................           31,425,000

                                                                      57,331,250

Retail - Restaurants - 1.2%
  10,000,000       McDonald's Corp., 6.375%
                     debentures, due 1/8/28 ...............           10,125,000
   3,750,000       ROMACORP Inc., 12.00%
                     senior notes, due 7/1/06+ ............            3,487,500

                                                                      13,612,500

Satellite Telecommunications - 0.8%
   2,085,000       Digital Television Services L.L.C., 12.50%
                     company guaranteed notes, due 8/1/07 .            2,105,850
   7,000,000       PanAmSat Corp., 6.375%
                     notes, due 1/15/08 ...................            7,105,000

                                                                       9,210,850

Savings/Loan/Thrifts - 1.4%
   2,200,000       GS Escrow Corp., 7.125%
                     senior notes, due 8/1/05+ ............            2,235,750
   8,000,000       People's Bank Bridgeport, 7.20%
                     subordinated notes, due 12/1/06 ......            8,020,000
   5,000,000       St. Paul Bancorp, Inc., 7.125%
                     senior notes, due 2/15/04 ............            5,387,500

                                                                      15,643,250
Security Services - 0.6%
   6,000,000       Protection One Alarm Monitor, Inc., 7.375%
                     senior notes, due 8/15/05+ ...........            6,195,000

Super-Regional Banks - 0.5%
   5,000,000       Mellon Financial Co., 6.375%
                     subordinated notes, due 2/15/10 ......            5,050,000

Telecommunication Equipment - 0.2%
$  2,750,000       Global Tele-Systems, Ltd., 9.875%
                     senior notes, due 2/15/05 ............     $      2,351,250

Telecommunication Services - 2.1%
  15,000,000       LCI International, Inc., 7.25%
                     senior notes, due 6/15/07 ............           15,037,500
   3,775,000       Metricom, Inc., 8.00%
                     convertible subordinated notes,
                     due 9/15/03 ..........................            1,868,625
   3,450,000       MetroNet Communications Corp., 12.00%
                     senior notes, due 8/15/07 ............            3,682,875
   3,000,000       Talton Holdings, Inc., 11.00%
                     company guaranteed notes, due 6/30/07             2,921,250

                                                                      23,510,250

Telephone - Integrated - 1.5%
   3,900,000       Dobson Wireline Co., 12.25%
                     senior notes, due 6/15/08+ ...........            3,480,750
  13,275,000       Qwest Communications International, Inc.,
                     7.50%, senior notes, due 11/1/08+ ....           13,474,125

                                                                      16,954,875

Telephone - Local - 0.8%
   5,000,000       Bellsouth Telecommunication, Inc., 6.375%
                     debentures, due 6/1/28 ...............            5,100,000
   4,000,000       US WEST, Inc., 6.375%
                     company guaranteed notes, due 7/15/08             4,170,000

                                                                       9,270,000

Telephone - Long Distance - 1.7%
   5,000,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07 ...........            4,487,500
                   MCI WorldCom, Inc.:
   5,000,000         6.40%, senior notes, due 8/15/05 .....            5,187,500
   8,000,000         7.75%, notes, due 4/1/07 .............            8,940,000

                                                                      18,615,000
Television - 2.2%
   8,000,000       Dialog Corp. PLC, 11.00%
                     senior subordinated notes,
                     due 11/15/07 .........................            8,200,000
  10,000,000       News America, Inc., 7.30%
                     debentures, due 4/30/28 ..............            9,912,500
   5,500,000       Pegasus Media Communications, 12.50%
                     notes, due 7/1/05 ....................            5,981,250

                                                                      24,093,750

Textile - Products - 0.2%
   2,000,000       Collins & Aikman Corp., 10.00%
                     senior subordinated notes, due 1/15/07            2,020,000

Transportation - Services - 0.2%
   2,000,000       Atlantic Express, Inc., 10.75%
                     company guaranteed notes, due 2/1/04 .            2,040,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $686,795,231) .................          694,967,243
--------------------------------------------------------------------------------
Foreign Bonds - 2.1%
CAD
  24,000,000       Canadian National Government, 6.00%
                     debentures, due 6/1/08** .............           16,606,463
DEM
  12,000,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07** .........            6,086,306
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $23,786,668) ....................           22,692,769
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 1998  5

Janus | Flexible Income Fund

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Computer Software - 0.4%
       5,877       Concentric Network Corp., 13.50% .......     $      4,407,750

Savings/Loan/Thrifts - 1.0%
     350,000       Chevy Chase Savings, 13.00% ............           10,850,000

Telecommunication Services - 0.2%
       2,643       Nextel Communications, Inc., 11.125% ...            2,087,970
--------------------------------------------------------------------------------
Total Preferred Stock (cost $19,112,217) ..................           17,345,720
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.7%
$ 10,000,000       Fannie Mae
                     5.25%, 1/15/03 .......................           10,203,000
  30,000,000       Federal Home Loan Bank System
                     5.125%, 9/15/03 ......................           30,339,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $40,478,767) .........           40,542,000
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.7%
                   U.S. Treasury Notes:
  40,000,000         5.375%, 6/30/03 ......................           41,769,359
  80,000,000         6.625%, 5/15/07 ......................           90,793,600
 100,000,000         5.625%, 5/15/08 ......................          107,695,000
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $230,099,600) .....          240,257,959
--------------------------------------------------------------------------------
Warrants - 0%
       3,450       MetroNet Communications Corp.
                     - exp. 8/15/07* (cost $0) ............               13,800
--------------------------------------------------------------------------------
Repurchase Agreements - 4.7%
$ 46,800,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $46,822,308 collateralized by
                     $23,429,335 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $21,394,779 in
                     Freddie Mac, 0%-9.00%,
                     11/9/98-8/15/28; $48,387 in Sallie
                     Mae, 4.947%, 11/10/98; $37,815,046 in
                     Government National Mortgage
                     Association, 4.50%-10.50%,
                     6/15/13-9/20/28; $872,516 in Federal
                     Farm Credit, 5.63%- 8.16%,
                     9/5/00-10/7/09; $3,497,323 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $264,194 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $16,461,279, $16,368,018, $48,958,
                     $27,066,332, $958,070, $3,568,549,
                     and $11,591 ..........................           46,800,000
   5,500,000       State Street Bank and Trust Co., 4.25%,
                     dated 10/30/98, maturing 11/2/98 to
                     be repurchased at $5,501,948
                     collateralized by $3,980,000 in
                     U.S.Treasury Bond, 8.50%, 2/15/20
                     with a value of $5,616,775 ...........            5,500,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $52,300,000) ............           52,300,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.5%
$ 50,000,000       Household Finance Co.
                     5.72%, 11/2/98
                    (amortized cost $49,992,056) ..........     $     49,992,056
--------------------------------------------------------------------------------
Total Investments (total cost $1,102,564,539) - 101.3% ....        1,118,111,547
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.3%)     (14,520,718)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,103,590,829
--------------------------------------------------------------------------------

Forward Currency Contracts, Open at October 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 10/8/99          25,450,000         $16,500,259       ($74,804)
German Deutschemark 3/5/99        9,900,000           6,016,408       (432,341)
--------------------------------------------------------------------------------
Total                                               $22,516,667      ($507,145)

See Notes to Schedules of Investments.

6  Janus Income Funds / October 31, 1998

                                                         Janus | High-Yield Fund

[PHOTO]
Sandy R. Rufenacht
portfolio manager

For the fiscal year ended October 31, 1998, Janus High-Yield Fund returned (1.45%) while our benchmark, the Lehman Brothers High Yield Bond Index, returned (0.50%).(1)

As was discussed in Tom Bailey's letter, the environment early in the year was relatively positive for high-yield bonds, with low interest rates and a healthy U.S. economy providing support. However, Alan Greenspan warned over a year ago that spreads in the high-yield market were too narrow. And more recently, a new round of international economic tensions led to a reassessment of risk across the fixed-income spectrum. At the same time, the market was having a difficult time absorbing an oversupply in new high-yield issues, which put additional pressure on prices. The result was a sharp deterioration in the high-yield market that culminated in the third quarter of 1998, with yield spreads nearly doubling.

We continued to limit risk during the period by holding bonds of companies we know and believe in. At the same time, the Fund benefited from our relative lack of exposure to emerging markets and to economically sensitive industries such as chemicals, steel and oil. Instead, approximately 25% of the portfolio was allocated to three strong U.S.-based industries that are also benefiting from consolidation: cable, casinos and supermarkets. We continued to focus on companies with U.S.-based cash flows because they are insulated from foreign economic turmoil and currency pressures.

The Fund also benefited from a diversified strategy that balances risk and return across the high-yield spectrum. While many of our aggressive high-yield positions came under pressure this year, these losses were at least partially offset by the relatively solid performance of our weighting in less aggressive yield-to-call bonds. These bonds have less downside risk and helped to cushion the Fund's overall performance. At the same time, they provided solid coupon income.

Among our most promising securities is Isle of Capri Black Hawk, a casino under construction in Black Hawk, Colorado. Among the reasons I like this position is that Isle of Capri is owned by Casino America (a separate and successful holding in the Fund) and, unlike Las Vegas casinos, this new venue will not be dependent on foreign tourism. We got in on the ground floor with this deal and continue to visit the construction site regularly, keeping tabs on progress. Recently, we became concerned about traffic congestion near the casino location and videotaped a crucial intersection to express our concerns to authorities. This kind of hands-on involvement characterizes the extra mile we will go for our companies. And it's through this kind of close relationship with management that we get access to the story behind the numbers.

Our position in Young America proved to be one of the Fund's biggest disappointments during the period. Young America is a service company that distributes promotional flyers for large companies

                                                        (continued on next page)

Fund Profile                                October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Weighted Average Maturity                           7.4 Yrs.            7.2 Yrs.
Average Modified Duration*                          5.2 Yrs.            4.8 Yrs.
30-Day Average Yield**                                 9.50%               7.87%
30-Day Average Yield
  Without Reimbursement**                                NA                7.87%
Average Rating                                            B                    B
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

                                        Janus Income Funds / October 31, 1998  7
such as IBM and General Motors. The company ran into financial trouble after a major contract with General Motors was delayed. Additionally, through our travels we discovered that Young America suffered from a shaky management team - we were getting different stories from two high-ranking officers. I lost confidence in the company and sold the position at a substantial loss.

Currently, the high-yield market appears to be stabilizing, and the oversupply problems from earlier in the year are moderating. The potential for further Federal Reserve interest rate cuts is a near-term positive. However, the extent to which lower interest rates will help the high-yield market depends on whether economic and political conditions calm enough to persuade investors to move out of the safety, but reduced yield, of Treasury positions. I remain very particular about our investment selection, looking for companies with strong cash flow, disciplined management and strong business models. And I continue to rely on the collective capabilities of the entire Janus investment team, as well as on our extensive and exhaustive on-site research.

In closing, I'd like to express my appreciation for your investment in Janus High-Yield Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($13,781) as compared to the Lehman Brothers High-Yield Bond Index ($12,268).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, (1.45%)
Since 12/29/95*, 12.01%

Janus High-Yield Fund - $13,781

Lehman Brothers High-Yield Bond Index - $12,268

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 89.3%
Advertising Services - 1.8%
$  5,000,000       Outsourcing Services Group, 10.875%
                     senior subordinated notes, due 3/1/06+     $      4,800,000

Agricultural Operations - 3.1%
   6,000,000       Frank's Nursery & Crafts, 10.25%
                     senior subordinated notes, due 3/1/08             5,625,000
   2,600,000       Hines Horticulture, Inc., 11.75%
                     senior subordinated notes, due 10/15/05           2,652,000

                                                                       8,277,000

Auto Repair Centers - 0.4%
   1,000,000       Diamond Triumph Autoglass, 9.25%
                     senior notes, due 4/1/08+ ............              972,500

Building - Heavy Construction - 0.3%
   1,000,000       Iron Age Corp., 9.875%
                     senior subordinated notes, due 5/1/08+              877,500

Cable Television - 5.7%
   2,000,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due
                     8/1/08+ ..............................            2,015,000
   2,000,000       Fundy Cable, Ltd., 11.00%
                     senior notes, due 11/15/05 ...........            2,120,000
   5,000,000       Galaxy Telecom, L.P., 12.375%
                     senior subordinated notes, due 10/1/05            5,375,000

Cable Television - (continued)
$  2,500,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08 ............     $      2,475,000
   3,000,000       Rifkin Acquisition Partners, L.P., 11.125%
                     senior subordinated notes, due 1/15/06            3,225,000

                                                                      15,210,000

Casino Hotels - 4.5%
   5,000,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...            4,868,750
   2,000,000       Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06            1,985,000
   6,000,000       Venetian Casino Resort, L.L.P., 12.25%
                     company guaranteed notes, due 11/15/04            5,340,000

                                                                      12,193,750

Casino Services - 2.0%
   5,250,000       Isle of Capri Black Hawk, L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....            5,250,000

Cellular Telecommunications - 1.7%
   5,000,000       Nextel Communications, Inc., zero coupon
                     senior discount notes, due 8/15/04 ...            4,687,500

Collectibles - 0.1%
     500,000       Action Performance Cos., Inc., 4.75%
                     subordinated notes, due
                     4/1/05+ ..............................              356,875

See Notes to Schedules of Investments.

8  Janus Income Funds / October 31, 1998

                                                         Janus | High-Yield Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Communications Software - 0.7%
$      4,000       Onepoint Communications Corp., 14.50%
                     units, due 6/1/08+ ...................     $      1,800,000

Computers - Information Technology - 1.1%
   3,500,000       Cooperative Computing, 9.00%
                     senior subordinated notes, due 2/1/08             2,922,500

Consumer Products - 0.3%
   1,500,000       Diamond Brands, Inc., zero coupon
                     debentures, due 4/15/09+ .............              725,625

Containers - Paper and Plastic - 1.3%
   3,500,000       Plastic Containers, Inc., 10.00%
                     senior notes, due 12/15/06 ...........            3,500,000

Diversified Operations - 1.0%
   3,000,000       High Voltage Engineering Corp., 10.50%
                     senior notes, due 8/15/04 ............            2,722,500

Electric - Integrated - 1.2%
   3,000,000       Niagara Mohawk Power Corp., 7.75%
                     senior notes, due 10/1/08 ............            3,170,100

Engines - Internal Combustion - 0.7%
   2,000,000       Wells Aluminum Corp., 10.125%
                     senior notes, due 6/1/05 .............            1,825,000

Finance - Other Services - 0.5%
   4,000,000       SF Holdings Group, Inc., zero coupon
                     senior notes, due 3/15/08 ............            1,440,000

Food - Diversified - 2.0%
   6,000,000       Richmont Marketing Specialists, Inc.,
                     10.125%, senior subordinated notes,
                     due 12/15/07+ ........................            5,295,000

Food - Retail - 2.0%
   1,000,000       Randall's Food Markets, Inc., 9.375%
                     senior subordinated notes, due 7/1/07             1,042,500
   4,000,000       Star Markets Co., Inc., 13.00%
                     senior subordinated notes, due 11/1/04            4,280,000

                                                                       5,322,500

Funeral Services and Related Items - 0.9%
   2,500,000       Prime Succession Acquisition Co., 10.75%
                     senior subordinated notes, due 8/15/04            2,321,875

Gambling - Non-Hotel Casinos - 3.5%
   5,000,000       Casino America, Inc., 12.50%
                     senior notes, due 8/1/03 .............            5,387,500
   4,000,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....            3,965,000

                                                                       9,352,500

Gas - Transportation - 0.7%
   2,000,000       Navigator Gas Transport PLC, 10.50%
                     notes, due 6/30/07+ ..................            1,905,000

Hotels and Motels - 3.3%
   5,000,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05             4,950,000
   4,000,000       HMH Properties, Inc., 7.875%
                     company guaranteed notes, due 8/1/08 .            3,870,000

                                                                       8,820,000

Human Resources - 0.7%
   2,000,000       COMFORCE Corp., 12.00%
                     senior notes, due 12/1/07 ............            2,005,000

Instruments - Controls - 1.2%
   3,000,000       Imo Industries, Inc., 11.75%
                     senior subordinated notes, due 5/1/06             3,112,500

Internet Software - 0.7%
$  2,000,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08+ ............     $      1,800,000

Manufacturing - 0.7%
                   Foamex International, Inc.:
      80,000         13.50%, senior subordinated notes,
                     due 8/15/05 ..........................               87,700
   1,800,000         9.875%, company guaranteed notes,
                     due 6/15/07 ..........................            1,885,500

                                                                       1,973,200

Medical - Hospitals - 1.1%
   3,000,000       Tenet Healthcare Corp., 8.125%
                     senior subordinated notes, due 12/1/08+           3,031,500

Medical Products - 2.2%
   7,000,000       Universal Hospital Service, Inc., 10.25%
                     senior notes, due 3/1/08 .............            5,967,500

Music/Clubs - 0.7%
       4,000       V2 Music Holdings PLC, zero coupon
                     units, due 4/15/08 ...................            1,920,000

Racetracks - 1.7%
   5,000,000       Hollywood Park, Inc., 9.50%
                     senior subordinated notes, due 8/1/07             4,612,500

Radio - 1.8%
   3,000,000       Radio Unica Corp., zero coupon
                     senior discount notes, due 8/1/06+ ...            1,590,000
   3,000,000       SFX Broadcasting, Inc., 10.75%
                     senior subordinated notes, due 5/15/06            3,243,750

                                                                       4,833,750

Real Estate Investment and Management - 1.7%
   5,000,000       LNR Property Corp., 9.375%
                     senior subordinated notes, due 3/15/08            4,500,000

Recreational Centers - 1.7%
   5,000,000       Bally Total Fitness Holding Corp.,
                     9.875% senior subordinated notes,
                     due 10/15/07 .........................            4,587,500

Reinsurance - 1.0%
   3,000,000       Veritas Capital Trust, 10.00%
                     company guaranteed notes, due 1/1/28 .            2,820,000

Resorts and Theme Parks - 0.6%
   2,000,000       Silverleaf Resorts, Inc., 10.50%
                     senior subordinated notes, due 4/1/08             1,620,000

Retail - Convenience Stores - 1.8%
   5,000,000       Core-Mark International, Inc., 11.375%
                     senior subordinated notes, due 9/15/03            4,950,000

Retail - Discount - 1.1%
   3,000,000       Pamida, Inc., 11.75%
                     senior subordinated notes, due 3/15/03            2,910,000

Retail - Diversified - 1.3%
4,000,000           Eye Care Centers of America, Inc., 9.125%
                     senior subordinated notes,
                     due 5/1/08+ ..........................            3,440,000

Retail - Drug Stores - 1.1%
   3,000,000       Community Distributors, Inc., 10.25%
                     company guaranteed notes, due 10/15/04            2,853,750

Retail - Internet - 1.1%
   5,000,000       Amazon.com, Inc., zero coupon
                     senior discount notes, due 5/1/08 ....            2,850,000

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 1998  9

Janus | High-Yield Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Retail - Mail Order - 1.6%
$  4,000,000       Herff Jones, Inc., 11.00%
                     senior subordinated notes, due 8/15/05     $      4,225,000

Retail - Regional Department Stores - 1.2%
   3,000,000       Fred Meyer, Inc., 7.45%
                     senior notes, due 3/1/08 .............            3,142,500

Retail - Restaurants - 1.7%
   5,000,000       ROMACORP, Inc., 12.00%
                     senior notes, due 7/1/06+ ............            4,650,000

Rubber and Plastics - 0.8%
   2,000,000       Applied Extrusion Technologies, Inc.,
                     11.50%, senior notes, due 4/1/02 .....            2,042,500

Savings/Loan/Thrifts - 1.5%
   4,000,000       Local Financial Corp., 11.00%,
                     senior notes, due 9/8/04+ ............            4,000,000

Telecommunication Services - 8.5%
   4,000,000       IDT Corp., 8.75%
                     senior notes, due 2/15/06 ............            3,520,000
   3,000,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............            2,827,500
   3,000,000       Peoples Telephone Co., Inc., 12.25%
                     senior notes, due 7/15/02 ............            3,191,250
   6,000,000       Pinnacle Holding, Inc., zero coupon
                     senior discount notes, due 3/15/08 ...            2,692,500
   7,000,000       SBA Communications Corp., zero coupon
                     senior discount notes, due 3/1/08 ....            3,010,000
   4,000,000       Talton Holdings, Inc., 11.00%
                     company guaranteed notes, due 6/30/07             3,895,000
   4,500,000       Telegroup, Inc., zero coupon
                     senior discount notes, due 11/1/04 ...            3,026,250
   1,825,000       21st Century Telecom Group, Inc.,
                    zero coupon, senior discount notes,
                     due 2/15/08 ..........................              752,812

                                                                      22,915,312

Telephone - Integrated - 2.1%
   2,500,000       Dobson Wireline Co., 12.25%
                     senior notes, due 6/15/08+ ...........            2,231,250
   2,000,000       Facilicom International, Inc., 10.50%
                     senior notes, due 1/15/08 ............            1,537,500
   2,000,000       Nextlink Communications, Inc., 9.625%
                     senior notes, due 10/1/07 ............            1,796,000

                                                                       5,564,750

Telephone - Local - 1.3%
   5,000,000       e.Spire Communications, Inc., zero coupon
                     senior discount notes, due 4/1/06 ....            3,543,750

Television - 3.0%
   5,000,000       Dialog Corp. PLC, 11.00%
                     senior subordinated notes, due 11/15/07           5,125,000
   3,000,000       Price Communications Corp., 11.75%
                     senior subordinated notes, due 7/15/07            3,075,000

                                                                       8,200,000

Textile - Products - 1.3%
   2,000,000       Glenoit Corp., 11.00%
                     company guaranteed notes, due 4/15/07             1,897,500
   3,500,000       Steel Heddle Group, Inc., zero coupon
                     debentures, due 6/1/09+ ..............            1,509,375

                                                                       3,406,875

Transportation - Services - 1.5%
$  4,000,000       Atlantic Express, Inc., 10.75%
                     company guaranteed notes, due 2/1/04 .     $      4,080,000

Water - 1.9%
   5,000,000       Sparkling Spring Water Group, 11.50%
                     senior subordinated notes, due 11/15/07           5,000,000

Wire and Cable Products - 1.1%
   3,000,000       International Wire Group, Inc., 11.75%
                     senior subordinated notes, due 6/1/05             3,052,500

Wireless Telecommunications - 0.8%
   4,000,000       PTC International Financial, zero coupon
                     company guaranteed notes, due 7/1/07 .            2,095,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $261,408,767) .................          239,453,112
--------------------------------------------------------------------------------
Common Stock - 0%
Finance - Other Services - 0%
       8,000       SF Holding Group, Inc.
                     (cost $0)* ...........................                    0
--------------------------------------------------------------------------------
U.S. Government Obligation - 2.0%
$  5,000,000       U.S. Treasury Note
                     5.625%, due 5/15/08
                     (cost $5,393,794) ....................            5,387,806
--------------------------------------------------------------------------------
Repurchase Agreement - 4.7%
  12,500,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $12,505,958 collateralized by
                     $6,257,835 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $5,714,418 in
                     Freddie Mac, 0%-9.00%, 11/9/98-
                     8/15/28; $12,924 in Sallie Mae,
                     4.947%, 11/10/98; $1,777,630 in
                     Government National Mortgage
                     Association, 4.50%-10.50%,
                     6/15/13-9/20/28; $233,044 in Federal
                     Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $934,114 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $70,565 in Tennessee
                     Valley Authority, 0%, 5/1/13; with
                     respective values of $4,396,709,
                     $4,371,800, $13,076, $7,229,255,
                     $255,895, $953,138, and $3,096 (cost
                     $12,500,000) .........................           12,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.8%
                   Pennzoil Corp.
  13,000,000         5.80%, 11/2/98
                     (amortized cost $12,997,906) .........           12,997,906
--------------------------------------------------------------------------------
Total Investments (total cost $292,300,467) - 100.8% ......          270,338,824
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8%)      (2,122,141)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    268,216,683
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

10  Janus Income Funds / October 31, 1998

                                                 Janus | Federal Tax-Exempt Fund

[PHOTO]
Darrell W. Watters
portfolio manager

Janus Federal Tax-Exempt Fund returned 7.65% for the fiscal year ended October 31, 1998, underperforming its benchmark, the Lehman Brothers Municipal Bond Index, which gained 8.02%.(1) However, I'm pleased to report that the Fund achieved first-quartile status during the 12-month period, ranking 58th out of 239 general municipal debt bond funds tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(2)

Interest rates reached historic lows in 1998 against a backdrop of benign inflation, moderating economic growth and heightened global financial tensions that sent investors fleeing into the safe haven of U.S. Treasury markets. Because this flight to quality was fed by foreign investors who cannot capitalize on tax-exempt status, municipal bonds generally failed to participate in this rally. Consequently, yield spreads between municipals and Treasuries widened. Nonetheless, municipal bonds outperformed other areas of the fixed-income market, including agencies, convertibles and some corporates.

We continue to adhere to our flexible strategy, focusing on maximizing current yield while limiting price volatility. This strategy has worked well for us so far this year, supported by our decision to keep the Fund's duration in line with that of the Index.

Additionally, our results reflected the care and attention I put into choosing each position. First and foremost, I'm concerned with management and how they present their ideas. I look for management teams that are responsive to my telephone calls, that are candid and forthcoming in their comments, and that are knowledgeable enough about their credit so they can answer any questions I might ask. Then I take a closer look at the site and the project. Is the project something the community is going to use? Is it centrally located? Is there enough parking? At the end of the day, I want to look at every possible variable that can affect the success of an offering.

For this reason, we've retained roughly one-third of our exposure in Colorado double tax-exempt bonds. The state has a relatively high 5% interest tax rate, so Colorado double tax-exempt bonds trade well on a national basis. Additionally, Colorado and its municipalities tend to be fiscally responsible, and the probability of credit problems is low. Finally, the proximity of these projects allows me to monitor the progress of the high-yield credits on a regular basis.

One position that has been very successful for us is an Eagle County bond. This bond was issued to finance the reconditioning of an existing building into much-needed employee housing for nearby Vail Resort. Before investing, I drove to Vail to examine the building and talked to an engineer to make sure it was structurally sound. Then, I checked into demand for the units and found there was already a huge waiting list. Most important, I found out the property sits right on a river, making it prime real estate. Needless to say, I came away with a positive outlook for the project.

                                                        (continued on next page)

Fund Profile                                October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Weighted Average Maturity                           10.7 Yrs           17.1 Yrs.
Average Modified Duration*                           6.7 Yrs           10.3 Yrs.
30-Day Average Yield**                                 4.78%               4.79%
30-Day Average Yield
  Without Reimbursement**                              4.50%               4.36%
Average Rating                                            AA                 AA2
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
**Yields will fluctuate.

Portfolio Asset Mix                         October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
General Obligation Bonds                               20.0%               30.0%
Essential Service Revenue Bonds                        80.0%               70.0%
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) A general municipal debt bond fund is defined by Lipper as "a fund that invests at least 65% of its assets in municipal debt issues in the top four credit ratings." As of October 31, 1998, Janus Federal Tax-Exempt Fund ranked 91/138 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Income Funds / October 31, 1998  11

Looking ahead, the outlook for municipals depends to some extent on the outlook for other assets. With the Fed moving to resolve the perceived credit crunch by cutting the federal funds rate, I believe we're close to the low point for yields in most credit markets. I expect 1999 to bring with it more stable interest rates, backed by benign inflation and a more moderate pace of economic growth that is acceptable for both investors and the Federal Reserve. This outlook suggests that municipals will continue to trade in a narrow range. However, substantial deterioration in the equities market could unleash a flood of U.S.-based investment money into municipals, which offer a combination of security and attractive after-tax returns.

Additionally, I anticipate that talk of federal tax cuts will fade after the November elections, with little or no cuts actually materializing. This bodes well for municipal debt markets. Meanwhile, issuance of new municipal paper should continue to intensify as long as rates are low and states are fiscally sound. While this issuance ensures a steady supply of attractive opportunities, it should also contain price increases in the municipals market while contributing to higher yields.

In closing, I would like to express my appreciation for your continued investment in Janus Federal Tax-Exempt Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($13,732) as compared to the Lehman Brothers Municipal Bond Index ($14,408).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 7.65%
Five Year, 5.25%
Since 5/3/93*, 5.94%

Janus Federal Tax-Exempt Fund - $13,732

Lehman Brothers Municipal Bond Index - $14,408

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Gambling - Non-Hotel Casinos - 0.5%
$    500,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01
                     (cost $515,397) ......................     $        495,625
--------------------------------------------------------------------------------
Municipal Securities - 102.0%
Alabama - 0.2%
     200,000       Stevenson Industrial Development
                     Board Environmental Improvements
                     Revenue, (Mead  Corp. Project),
                     (Credit Suisse Insured), Variable Rate,
                     3.60%, 11/1/16 .......................              200,000
California - 6.5%
   2,000,000       East Bay Municipal Utilities District Water
                     System Revenue, (MBIA Insured), 6.00%,
                     6/1/12 ...............................            2,177,500
                   Los Angeles Regional Airport
                     Improvements Corp. Lease Revenue,
                     (American Airlines - L.A. International),
                     (Wachovia Bank of Georgia Insured),
                     Variable Rate:
     700,000         Series A, 3.65%, 12/1/24 .............              700,000
     500,000         Series C, 3.65%, 12/1/24 .............              500,000

California - (continued)
$    200,000       Los Angeles Regional Airport
                     Improvements Corp. Lease Revenue,
                     (Sublease - L.A. International),
                     (Societe Generale Insured), Variable
                     Rate, 3.65%, 12/1/25 .................     $        200,000
   1,000,000       M-S-R Public Power Agency Revenue
                     (San Juan Project), (MBIA
                     Insured), Series E, 6.50%, 7/1/17 ....            1,081,250
   1,000,000       Metropolitan Water District Southern
                     California Waterworks Revenue, 5.50%,
                     7/1/13 ...............................            1,055,000
     200,000       Orange County Water District Certificates
                     of Participation, (Project B), Variable
                     Rate, 3.45%, 8/15/15 .................              200,000

                                                                       5,913,750

See Notes to Schedules of Investments.

12  Janus Income Funds / October 31, 1998

                                                 Janus | Federal Tax-Exempt Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Colorado - 34.1%
$  1,080,000       Bachelor Gulch Metropolitan District,
                     6.80%, 12/1/06 .......................     $      1,143,450
     500,000       Black Hawk, 5.70%, 12/1/12 .............              523,125
                   Black Hawk Device Tax Revenue:
     500,000         6.00%, 12/1/11 .......................              526,875
     650,000         5.50%, 12/1/12 .......................              650,000
   1,250,000         5.625%, 12/1/21 ......................            1,231,250
                   Boulder County Hospital Revenue
                     Development, (Longmont United
                     Hospital Project):
   1,000,000         5.50%, 12/1/12 .......................            1,026,250
   1,000,000         5.60%, 12/1/17 .......................            1,025,000
   1,000,000       Castle Rock Golf Enterprise
                     Revenue, 6.50%, 12/1/16 ..............            1,047,500
                   Colorado Housing Finance Authority,
                     (Single Family Program):
   1,000,000         Series C-2, 7.10%, 5/1/15 ............            1,127,500
   1,000,000         Series B-3, 6.80%, 11/1/28 ...........            1,126,250
   1,000,000       Denver City and County Airport Revenue
                     (MBIA Insured), Series D, 5.50%,
                     11/15/25 .............................            1,046,250
                   Denver Health and Hospital Revenue:
     635,000         Series A, 5.25%, 12/1/13 .............              636,588
   1,000,000         Series A, 5.375%, 12/1/18 ............            1,001,250
                   Denver West Metropolitan District:
     590,000         Series B, 5.60%, 12/1/12 .............              613,600
     265,000         6.15%, 12/1/13 .......................              283,550
     750,000         6.50%, 12/1/16 .......................              810,938
     615,000         6.20%, 6/1/17 ........................              648,825
     775,000         Series B, 5.70%, 12/1/17 .............              793,406
                   E-470 Public Highway Authority Revenue,
                     (MBIA Insured), Series A:
   2,000,000         4.75%, 9/1/23 ........................            1,917,500
   1,000,000         5.00%, 9/1/26 ........................              985,000
                   Eaglebend Affordable Housing Corp.
                     Multifamily Revenue, (Housing Project):
   1,000,000         Series A, 6.40%, 7/1/17 ..............            1,050,000
   1,300,000         Series B, 7.40%, 7/1/21 ..............            1,343,875
   1,000,000       Erie Water Enterprise Revenue, Series B,
                     6.00%, 12/1/17 .......................            1,018,750
   2,000,000       Fort Collins Pollution Control Revenue,
                     (Anheuser Busch Project), 6.00%,
                     9/1/31 ...............................            2,135,000
                   Hyland Hills Metropolitan Parks and
                     Recreation District Special Revenue,
     850,000         (ACA Insured), 6.20%, 12/15/06 .......              882,937
     410,000         Series A, 6.10%, 12/15/09 ............              424,350
   1,000,000       Mountain Village Metropolitan District
                     San Miguel County, 8.10%, 12/1/11 ....            1,152,563
     175,000       Plains Metropolitan District, 5.85%,
                     12/1/05 ..............................              176,832

Colorado - (continued)
                   Sand Creek Metropolitan District:
$  1,000,000         7.125%, 12/1/16 ......................     $      1,031,250
   1,000,000         6.625%, 12/1/17 ......................            1,003,750
     100,000       Telluride Excise Tax Revenue, 5.75%,
                     12/1/12 ..............................              107,125
                   Telluride Housing Authority Housing
                     Revenue, (Shandoka Apartments
                     Project):
     100,000         7.50%, 6/1/12 ........................              107,625
   1,500,000         7.50%, 6/1/23 ........................            1,629,375
                   Upper Cherry Creek Metropolitan District:
     500,000         6.20%, 12/1/05 .......................              528,750
     400,000         6.75%, 12/1/11 .......................              444,000

                                                                      31,200,289

Georgia - 3.4%
   1,000,000       Atlanta Airport Facilities Revenue,
                     (AMBAC Insured), 5.00%, 1/2/03 .......            1,050,000
     400,000       Burke County Development Authority
                     Pollution Control Revenue,
                     (Power Company Plant-Vogtle),
                     Variable Rate, 3.60%, 7/1/24 .........              400,000
   1,400,000       Georgia Municipal Electric
                     Authority Power Revenue, (MBIA
                     Insured), Series Y, 6.50%, 1/1/17 ....            1,671,250

                                                                       3,121,250

Illinois - 5.5%
   1,500,000       Cook County, (MBIA Insured), Series B,
                     5.375%, 11/15/18 .....................            1,533,750
   1,000,000       Metropolitan Pier and Exposition
                     Authority Hospitality Facilities
                     Revenue, (McCormick Place
                     Convention Center Project), 7.00%,
                     7/1/26 ...............................            1,247,500
   2,000,000       Regional Transportation Authority,
                     (FGIC Insured), 6.00%, 6/1/23 ........            2,295,000

                                                                       5,076,250

Massachusetts - 2.5%
   2,100,000       Massachusetts Water Resources
                     Authority, Series A, 6.50%, 12/1/19 ..            2,313,339
Minnesota - 2.6%
     440,000       Maplewood Multifamily Revenue,
                     (Hazel Ridge Project), Series
                     B, 7.50%, 12/15/32 ...................              443,300
   2,000,000       Northern Municipal Power Agency
                     Electric System Revenue,
                    (AMBAC Insured), Series B,
                     4.75%, 1/1/20 ........................            1,947,840

                                                                       2,391,140

Missouri - 3.1%
   1,000,000       Cape Girardeau County Industrial
                     Development Authority Health
                     Care Facilities Revenue, (Southeast
                     Missouri Hospital Association),
                     (MBIA Insured), 5.25%, 6/1/16 ........            1,043,750

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  13

Janus | Federal Tax-Exempt Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Missouri - (continued)
$    740,000       Harrison County School District
                     State Aid Capital Improvement,
                     (FSA Insured), 6.25%, 8/1/02 .........     $        804,750
   1,000,000       Kansas City Municipal Assistance Corp.
                     Leasehold Refunding Revenue,
                     (H. Roe Bartle Convention Center
                     Project), (MBIA Insured), Series A,
                     5.00%, 4/15/20 .......................              996,250

                                                                       2,844,750

Montana - 3.1%
   1,000,000       Montana State Board of Investment
                     Workers Compensation Program,
                     (MBIA Insured), 6.875%, 6/1/20 .......            1,083,750
   1,000,000       Montana State Health Facilities Authority
                     Facilities Revenue, (Kalispell
                     Regional Hospital Project),
                     (AMBAC Insured), 5.00%, 7/1/18 .......              996,250
     750,000       Montana State Health Facilities
                     Authority Facilities Revenue,
                     (St. Peters Community Hospital
                     Project), 5.50%, 6/1/11 ..............              783,750

                                                                       2,863,750

Nebraska - 3.1%
   2,800,000       Douglas County Nebraska Zoo
                     Facilities Revenue, (Henry Doorly
                     Zoo Aquarium Project), 6.00%, 6/1/03 .            2,805,404
New Jersey - 1.3%
   1,000,000       New Jersey State Turnpike Authority
                     Turnpike Revenue, (FSA Insured),
                     Series C, 6.50%, 1/1/16 ..............            1,223,750
New Mexico - 4.1%
   1,500,000       New Mexico Financing Authority
                     Revenue, (Federal Highway Grant),
                     (AMBAC Insured), Series A, 4.25%,
                     9/1/06 ...............................            1,500,000
   2,000,000       University of New Mexico University
                     Revenue, Series A, 6.00%, 6/1/21 .....            2,280,000

                                                                       3,780,000

New York - 12.6%
                   Long Island Power Authority Electric
                     System Revenue:
   3,000,000         Series A, 5.25%, 12/1/26 .............            3,018,750
   2,600,000         Series A, 5.50%, 12/1/29 .............            2,681,250
   1,400,000       New York Energy Research and
                     Development Authority Pollution
                     Control Revenue, (New York Electric
                     and Gas), Series C, Variable Rate,
                     3.60%, 6/1/29 ........................            1,400,000
   2,000,000       New York Local Government Assistance
                     Corp., (MBIA Insured), Series B, 4.75%,
                     4/1/14 ...............................            1,995,000

New York - (continued)
$  1,000,000       New York State Dormitory Authority
                     Revenue, (State University
                     Educational Facilities), Series  A,
                     5.50%, 5/15/19 .......................     $      1,058,750
   1,345,000       St. Lawrence County Industrial
                     Development Civic Facilities
                     Revenue, (St. Lawrence University
                     Project), (MBIA Insured), Series A,
                     5.375%, 7/1/18 .......................            1,402,162

                                                                      11,555,912

North Dakota - 1.7%
   1,500,000       Grand Forks Senior Housing Revenue,
                     Special Term, (4000 VY Square
                     Project), 6.375%, 12/1/34 ............            1,522,500
Ohio - 3.6%
     100,000       Cuyahoga County Hospital Revenue,
                     (University Hospitals - Cleveland),
                     (Dai-Ichi Kangyo Insured), Variable
                     Rate, 4.05%, 1/1/16 ..................              100,000
   2,000,000       Ohio Turnpike Commission Turnpike Revenue,
                     (FGIC Insured), Series B,
                     4.75%, 2/15/28 .......................            1,902,500
   1,250,000       Toledo-Lucas County Port Authority
                     Port Revenue, (Cargill Income Project),
                     5.90%, 12/1/15 .......................            1,323,438

                                                                       3,325,938

Oklahoma - 2.4%
     500,000       McGee Creek Authority Water Revenue,
                     (MBIA Insured), 6.00%, 1/1/23 ........              576,250
     500,000       Oklahoma County Finance Authority
                     Multifamily Housing Revenue
                     First Mortgage, (Multiple Apartments
                     Project), Series A, 7.00%, 4/1/18 ....              500,625
   1,000,000       Tulsa Industrial Authority Revenue,
                     (University of Tulsa), (MBIA
                     Insured), Series A, 6.00%, 10/1/16 ...            1,140,000

                                                                       2,216,875

Oregon - 1.1%
   1,000,000       Medford Hospital Facilities Authority
                     Revenue, (Asante Health System),
                     (MBIA Insured), Series B, 5.125%,
                     8/15/28 ..............................            1,012,500

Pennsylvania - 2.8%
   2,300,000       Pennsylvania Industrial Development
                     Authority Revenue, (Economic
                     Development), Series A, 7.00%, 1/1/11             2,535,152

Tennessee - 0.6%
     500,000       Sullivan County Tennessee Industrial
                     Development Board Pollution
                     Control Revenue, (Mead Corp. Project),
                     Variable Rate, 3.60%, 10/1/16 ........              500,000

See Notes to Schedules of Investments.

14  Janus Income Funds / October 31, 1998

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Texas - 5.4%
                   Grapevine Industrial Development
                     Corp. Revenue, (American Airlines):
$    300,000         Series A-2, Variable Rate, 3.65%,
                     12/1/24 ..............................     $        300,000
     200,000       Series A-4, Variable Rate, 3.65%,
                     12/1/24 ..............................              200,000
   1,800,000       Harris County Health Facilities and
                     Development Corp. Revenue, (St. Lukes
                     Episcopal Hospital), Series A, Variable
                     Rate, 3.65%, 2/15/27 .................            1,800,000
     500,000       Lone Star Airport Improvement Authority,
                     Series A-1, Variable Rate, 3.65%, 12/1/14           500,000
   1,000,000       Orange County Naval and Port District
                     Industrial Development Corp. Revenue,
                     (North Star Steel Texas Project), 6.375%,
                     2/1/17 ...............................            1,107,500
   1,000,000       Texas State Public Financial Authority,
                     Series C, 4.70%, 10/1/03 .............            1,041,250

                                                                       4,948,750

Wisconsin - 1.1%
   1,000,000       Wisconsin, Series D, 4.25%, 5/1/05 .....            1,012,500

Wyoming - 1.2%
   1,000,000       Sweetwater County Pollution Control
                     Revenue, (Idaho Power Co.), Series A,
                     6.05%, 7/15/26 .......................            1,081,250
--------------------------------------------------------------------------------
Total Municipal Securities (cost $91,259,117) .............           93,445,049
--------------------------------------------------------------------------------
Total Investments (total cost $91,774,514) - 102.5% .......           93,940,674
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.5%)      (2,315,445)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $     91,625,229
--------------------------------------------------------------------------------

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance Corp.
MBIA - Municipal Bond Insurance Association Corp.

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 1998 15

Janus | Short-Term Bond Fund

[PHOTO]
Sandy R. Rufenacht
portfolio manager

For the 12-month  period  ended  October 31, 1998,  Janus  Short-Term  Bond Fund
returned   6.49%,   while  its   benchmark,   the  Lehman   Brothers   1-3  Year
Government/Corporate Bond Index, gained 7.54%.(1)

Throughout the year, a flexible investment approach allowed the Fund to respond to changes in interest rates. This flexibility was achieved by maintaining a sizable weighting in investment-grade bonds, combined with holdings in Treasuries and cash equivalents. We also owned a relatively small position in high-yield bonds, which involve slightly higher credit risk than investment-grade bonds but offer generous yields.

Unfortunately, this strategy of balancing Treasury, corporate and high-yield positions had mixed results during the past year as the market transitioned through several distinct periods. Early in 1998, market attention shifted from the crisis in Asia to renewed concerns that rapid growth at home could spark higher inflation and prompt a potential Federal Reserve interest rate hike. Although there was no evidence of inflation, long-term rates moved higher.
During this time, the combination of our shorter maturity holdings and our weighting in high-yield bonds allowed the Fund to hold its ground.

As problems in Asia once again reasserted themselves in the second quarter, investor focus shifted back to credit risk. Amid heightened tensions abroad and political uncertainty at home, U.S. government debt became a safe haven. The inflows of capital into longer-dated Treasuries helped drive rates down, flattening the yield curve. During this period, the Fund's performance benefited from our substantial Treasury holdings. Unfortunately, our short-term investment-grade securities were unable to keep pace with this rally, and their spreads relative to Treasuries widened. These corporate bonds traded at their widest spreads in years relative to Treasuries, reflecting investors' concerns over weaker domestic profits and turmoil abroad.

The Fund's high-yield positions had a particularly difficult time during this period. The good news is that we were able to avoid the worst problems in the high-yield market because of the quality of our positions. We continued to concentrate on yield-to-call bonds, which offer solid performance and limited downside risk. The bad news is that these bonds have little sensitivity to falling interest rates. Consequently, these positions failed to participate in the Treasury market rally, and yield spreads widened considerably.

Despite the underperformance by high-yield debt, we remain upbeat on many of our holdings. With interest rates near an all-time low, more companies are calling in their existing bonds to refinance their debt at a lower cost. In particular, we look for companies whose improving fundamentals make them candidates for credit upgrades. Our position in HEALTHSOUTH serves as a good example. The company runs rehabilitation centers (a business that provides impressive cash flow). HEATHSOUTH's debt has been upgraded from junk status to investment grade, and the company's debt costs have

Fund Profile                                October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Weighted Average Maturity                           2.6 Yrs.            2.4 Yrs.
Average Modified Duration*                          2.3 Yrs.            2.0 Yrs.
30-Day Average Yield**                                 4.89%               6.04%
30-Day Average Yield
  Without Reimbursement**                              4.44%               5.57%
Average Rating                                            A+                   A
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
**Yields will fluctuate.

Portfolio Asset Mix                         October 31, 1998    October 31, 1997
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds                                      60.2%               56.2%
High-Yield/High-Risk
  Corporate Bonds                                      12.4%               16.5%
U.S. Treasury  Bonds                                   24.4%               21.7%
Cash & Cash Equivalents                                 3.0%                5.6%
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

16 Janus Income Funds / October 31, 1998 moved lower. While we expect this higher-yield bond to be called sometime soon, for right now the Fund is collecting a lucrative 91/2% yield.

In the near term, the prospect of lower interest rates and the potential for additional interest rate cuts are positives for the market. However, I'm less certain on the longer-term outlook for interest rates. I believe the recent decline in rates has been fed more by global uncertainty than by fears of recession. As this uncertainty subsides, we may see rates bottom out as investors move back into other areas of the fixed-income market, pursuing higher yields.

While the Fund's high-yield weighting has been reduced slightly, I have not substantially changed our strategy of balancing investment-grade and high-yield positions. This approach has worked successfully over the past three years and should produce solid results over the long term. In particular, once interest rates stabilize, I remain confident that the higher coupon paid by the Fund's high-yield positions will again enhance its performance.

In closing, I'd like to thank you for your investment in Janus Short-Term Bond Fund.

Performance Overview

[Graphic Omitted]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($13,834) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($14,237).

Average Annual Total Return
for the periods ended October 31, 1998
One Year, 6.49%
Five Year, 5.47%
Since 9/1/92*, 5.40%

Janus Short-Term Bond Fund - $13,834

Lehman Brothers 1-3 Year
Government/Corporate Bond Index- - $14,237

*The Fund's inception date.
Source - Lipper Analytical Services, Inc. 1998.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Notes - 72.6%
Aerospace and Defense - 0.1%
$    100,000       CHC Helicopter Corp., 11.50%
                     senior subordinated notes, due 7/15/02     $        105,125

Building - Residential and Commercial - 0.4%
     500,000       Toll Corp., 9.50%
                     senior subordinated notes, due 3/15/03              506,250

Cable Television - 1.4%
   2,000,000       TCI Communications, Inc., 6.375%
                     senior notes, due 9/15/99 ............            2,020,000

Computers - Mainframe - 2.5%
   3,500,000       IBM Corp., 6.375%
                     notes, due 6/15/00 ...................            3,578,750

Containers - Paper and Plastic - 0.7%
   1,000,000       Plastic Containers, Inc., 10.00%
                     senior notes, due 12/15/06 ...........            1,000,000

Diversified Financial Services - 3.8%
   1,500,000       American Express Credit Corp., 6.125%
                     senior notes, due 11/15/01 ...........            1,550,625
   3,750,000       Associates Corp. N.A., 5.85%
                     senior notes, due 1/15/01 ............            3,778,125

                                                                       5,328,750

Educational Software - 0.3%
     350,000       Herff Jones, Inc., 11.00%
                     senior subordinated notes, due 8/15/05              369,688

Electric - Generation - 1.1%
$  1,500,000       Niagara Mohawk Power Corp., 6.50%
                     senior notes, due 7/1/99 .............     $      1,511,250

Electric - Integrated - 2.5%
   3,500,000       Southern Cal Edison Co., 5.875%
                     notes, due 1/15/01 ...................            3,565,625

Finance - Auto Loans - 6.0%
                   Ford Motor Credit Corp.:
   3,750,000         6.25%, notes, due 11/8/00 ............            3,820,312
   2,000,000         5.125%, notes, due 10/15/01 ..........            1,980,000
   2,500,000       General Motors Acceptance Corp., 6.375%
                     notes, due 12/1/01 ...................            2,575,000

                                                                       8,375,312

Finance - Investment Bankers/Brokers - 2.7%
   3,750,000       Merrill Lynch & Co., Inc., 6.00%
                     notes, due 3/1/01 ....................            3,773,437

Finance - Leasing Companies - 1.2%
   1,750,000       International Lease Finance Corp., 6.625%
                     notes, due 4/1/99 ....................            1,761,305

Finance - Other Services - 2.6%
   3,500,000       Sears Roebuck Acceptance Corp., 6.00%
                     notes, due 3/20/03 ...................            3,587,500

Food - Flour and Grain - 2.6%
   3,500,000       Archer Daniels Co., 6.25%
                     notes, due 5/15/03 ...................            3,666,250

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  17

Janus | Short-Term Bond Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Food - Retail - 2.5%
$  2,000,000       Racers-Kellogg, 5.75%
                     notes, due 2/2/01+ ...................     $      2,042,500
   1,310,000       Star Markets Co., Inc., 13.00%
                     senior subordinated notes, due 11/1/04            1,401,700

                                                                       3,444,200

Gambling - Non-Hotel Casinos - 1.5%
   1,500,000       Casino America, Inc., 12.50%
                     senior notes, due 8/1/03 .............            1,616,250
     500,000       Lady Luck Gaming Corp.,
                     11.875% first mortgage notes, due
                     3/1/01 ...............................              495,625

                                                                       2,111,875
Hotels and Motels - 2.0%
   1,500,000       Host Marriott Corp., 9.50%
                     senior notes, due 5/15/05 ............            1,541,250
   1,250,000       Hyatt Equities, L.L.C., 6.80%
                     notes, due 5/15/00+ ..................            1,281,250

                                                                       2,822,500

Machinery - General Industrial - 0.7%
   1,000,000       Fairfield Manufacturing Co., Inc., 11.375%
                     senior subordinated notes, due 7/1/01             1,025,000

Manufacturing - 0.9%
   1,200,000       Foamex International, Inc., 13.50%
                     company guaranteed notes, due 8/15/05             1,315,500

Medical - Drugs - 4.1%
   2,550,000       SmithKline Beecham PLC, 6.75%
                     company guaranteed notes, due
                     10/30/01 .............................            2,683,875
   3,000,000       Warner-Lambert Co., 5.75%
                     notes, due 1/15/03 ...................            3,101,250

                                                                       5,785,125

Metal - Aluminum - 0.7%
   1,000,000       Kaiser Aluminum and Chemical Corp.,
                    12.75%, senior subordinated notes,
                     due 2/1/03 ...........................              931,250

Metal Processors and Fabricators - 0.7%
   1,000,000       Haynes International, Inc. 11.625%
                     senior notes, due 9/1/04 .............            1,000,000

Money Center Banks - 7.0%
                   BankAmerica Corp.:
   3,750,000         5.75%, senior notes, due 3/15/01 .....            3,815,625
   3,000,000         6.65%, senior notes, due 5/1/01 ......            3,090,000
   3,000,000       Chase Manhattan Corp., 5.50%
                     notes, due 2/15/01 ...................            3,018,750

                                                                       9,924,375

Multimedia - 3.8%
   1,750,000       Time Warner, Inc. , 4.90%
                     notes, due 7/29/99+ ..................            1,745,625
   3,500,000       Walt Disney Co. (The), 6.375%
                     senior notes, due 3/30/01 ............            3,618,125

                                                                       5,363,750

Paint and Related Products - 1.4%
$  2,000,000       Sherwin-Williams Co., 6.25%
                     notes, due 2/1/00 ....................     $      2,035,000

Physical Therapy and Rehabilitation Centers - 1.5%
   2,000,000       HEALTHSOUTH Corp., 9.50%
                     senior subordinated notes, due 4/1/01             2,070,000

Pipelines - 1.8%
   2,500,000       Enron Corp., 6.45%
                     notes, due 11/15/01 ..................            2,581,250

Retail - Discount - 1.3%
   1,750,000       TJX Companies, Inc., 6.625%
                     notes, due 6/15/00 ...................            1,793,750

Retail - Leisure Products - 0.7%
   1,000,000       Selmer Co., Inc., 11.00%
                     senior subordinated notes, due 5/15/05            1,030,000

Retail - Major Department Stores - 2.6%
   3,500,000       Wal-Mart Stores, Inc., 6.50%
                     notes, due 6/1/03 ....................            3,705,625

Retail - Regional Department Stores - 1.1%
   1,500,000       Fred Meyer, Inc., 7.15%
                     senior notes, due 3/1/03 .............            1,554,375

Retail - Restaurants - 0.7%
   1,000,000       Carrols Corp., 11.50%
                     senior notes, due 8/15/03 ............            1,040,000

Super-Regional Banks - 2.0%
   1,000,000       Mellon Financial Co., 6.30%
                     senior notes, due 6/1/00 .............            1,020,000
   1,750,000       Norwest Corp., 6.25%
                     senior notes, due 4/15/99 ............            1,760,518

                                                                       2,780,518

Telecommunication Equipment - 2.6%
   3,500,000       Lucent Technologies, Inc., 6.90%
                     notes, due 7/15/01 ...................            3,692,500

Telephone - Long Distance - 4.4%
   3,000,000       MCI WorldCom, Inc., 6.125%
                     senior notes, due 8/15/01 ............            3,056,250
   3,000,000       Southwestern Bell Telephone Corp.,
                     6.375%, notes, due 4/1/01 ............            3,093,750

                                                                       6,150,000

Wire and Cable Products - 0.7%
                   International Wire Group, Inc.:
     350,000         11.75%, company guaranteed notes,
                     due 6/1/05 ...........................              356,125
     650,000         11.75%, senior subordinated notes,
                     due 6/1/05 ...........................              661,375

                                                                       1,017,500
--------------------------------------------------------------------------------
Total Corporate Notes (cost $101,678,280) .................          102,323,335
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

18  Janus Income Funds / October 31, 1998

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Obligations - 24.4%
                   U.S. Treasury Notes:
$ 28,000,000         6.375% due 1/15/00** .................     $     28,670,600
   5,500,000         5.25% due 8/15/03 ....................            5,736,885
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $34,219,198) ......           34,407,485
--------------------------------------------------------------------------------
Repurchase Agreements - 1.6%
   2,200,000       ABN AMRO Securities, Inc.,
                     5.72%, dated 10/30/98, maturing
                     11/2/98, to be repurchased at
                     $2,201,049 collateralized by
                     $1,101,379 in Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $1,005,737 in
                     Freddie Mac, 0%-9.00%,
                     11/9/98-8/15/28; $2,275 in Sallie
                     Mae, 4.947%, 11/10/98; $1,777,630 in
                     Government National Mortgage
                     Association, 4.50%-10.50%,
                     6/15/13-9/20/28; $41,016 in Federal
                     Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $164,404 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $12,419 in Tennessee
                     Valley Authority, 0%, 5/1/13; with
                     respective values of $773,821,
                     $769,437, $2,301, $1,272,349,
                     $45,037, $167,752, and $545 (cost
                     $2,200,000) ..........................            2,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $138,097,478) - 98.6% .......          138,930,820
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.4%          1,974,973
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    140,905,793
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
100 Contracts      U.S. Treasury - 5 year bond, expires
                     December 1998, principal amount
                     $11,025,000 value $11,464,063,
                     cumulative depreciation ..............           ($439,063)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  19

Janus | Money Market Funds

[PHOTO]
Sharon S. Pichler
portfolio manager

For the fiscal year ended October 31, 1998, Janus Money Market Fund ranked 49 out of 309 funds in the U.S. Money Market category as tracked by Lipper Analytical Services.(1) Janus Government Money Market Fund ranked 27 out of 115 in the U.S. Government Money Market category during the same period,(2) while Janus Tax-Exempt Money Market Fund ranked 12 out of 132 in the U.S. Tax-Exempt category.(3)

Currently, the primary factor driving the solid performance of U.S. money markets has been the Federal Reserve's back-to-back reduction in interest rates. The Fed first cut rates by 25 basis points in late September, and then matched that cut on October 15. These moves represented a significant shift in Federal Reserve policy. The Fed had held interest rates unchanged for an unusually long period of time, while closely monitoring an economy that seemed to be successfully combining strong growth and benign inflation. For this reason, domestic market volatility in the first half of the year was driven primarily by investor perceptions that the Asian crisis could have a negative impact on U.S. growth and corporate earnings. Nonetheless, the economic deterioration in the Far East was generally a positive for the markets early in the year because it kept global inflationary pressures in check.

As tensions abroad heightened over the summer months, foreign funds flowed into the safety of the U.S. Treasury market. This flight to quality focused almost exclusively on the longer end of the market, largely bypassing our investment universe, which is primarily instruments with maturities of one year or less. On the positive side, the uncertain international situation contributed to the shift in Federal Reserve policy.

Early in the year, my strategy was to invest primarily in very short-term obligations, which are influenced more by changes in the federal funds rate than by broader market forces. Despite the recent market developments, I haven't substantially changed this strategy or significantly extended the maturity of the Funds. However, I did purchase some longer-term paper that will maintain a higher yield in this declining interest rate environment. Overall, our performance has benefited from our strict discipline of detailed credit analysis and our careful evaluation of each company's risk-reward characteristics.

Going forward, we'll continue to invest in shorter-term maturities as long as the global outlook remains so uncertain. At this time, market consensus is that the Federal Reserve will probably continue lowering interest rates until the markets regain some stability. We could see another .25% reduction in rates by year-end. I believe we're positioned to capitalize on this possibility, while also retaining the flexibility that will allow us to react to any changes that might arise in the economic landscape.

In closing, I'd like to thank you for your continued investment in Janus Money Market Funds.

(1) Lipper Analytical Services defines a U.S. money market fund as one that invests "in high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 1998, Janus Money Market Fund ranked 42/264 U.S. money market funds for the 3-year period.

(2) Lipper defines a U.S. government money market fund as one that "invests principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 1998, Janus Government Money Market Fund ranked 22/104 U.S. government money market funds for the 3-year period.

(3) Lipper defines a tax-exempt money market fund as one that "invests in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 1998, Janus Tax-Exempt Money Market Fund ranked 15/123 U.S. tax-exempt money market funds for the 3-year period. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

An investment in the Fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance does not guarantee future results.

20  Janus Income Funds / October 31, 1998

                                                       Janus | Money Market Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 12.3%
                   Banque et Caisse D'Epargne de L'etat,
$ 76,162,000         5.12%, 1/8/99 ........................     $     75,425,429
                   Bear Stearns Companies, Inc.:
  50,000,000         5.18%, 1/4/99 ........................           49,539,556
  50,000,000         5.17%, 1/13/99 .......................           49,475,819
                   Cogentrix Richmond,
  33,662,000         5.40%,11/10/98 .......................           33,616,556
                   General Motors Acceptance Corp.
  50,000,000         5.06%, 1/22/99 .......................           49,423,722
                   Heller Financial, Inc.:
  50,000,000         5.30%, 11/2/98 .......................           49,992,639
  50,000,000         5.30%, 11/3/98 .......................           49,985,278
  50,000,000         5.30%, 11/4/98 .......................           49,977,917
                   HSBC America, Inc.:
  50,000,000         5.57%, 2/12/99 .......................           49,203,181
  25,000,000         5.419%, 5/24/99 ......................           24,232,308
                   PHH Corp.,
 300,000,000         6.00%, 11/2/98 .......................          299,950,000
                   St. Joseph Health Systems of
  17,800,000         California, Series A, 5.80%, 7/1/11+ .           17,800,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $798,622,405) ...........................          798,622,405
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 5.0%
  10,110,000       Bannockburn Associates, L.L.C.,
                     5.25%, 4/1/27 ........................           10,110,000
  15,995,000       California HFA,
                     5.28%, 8/1/05+ .......................           15,995,000
  13,860,000       Community Health System, Inc.,
                     Series A, 5.20%, 10/1/03 .............           13,860,000
  15,510,000       Crouse Health Hospital, Inc.,
                     5.33%, 7/1/17 ........................           15,510,000
  25,000,000       Crozer-Keystone Health Systems,
                     5.26%, 12/15/21 ......................           25,000,000
   9,100,000       Eagle County, Colorado Housing
                     Facility Authority, (BC Housing
                     L.L.C. Project), Series A,
                     5.2273%, 6/1/27 ......................            9,100,000
  20,000,000       Episcopal Health Services, Inc., New York,
                     5.35%, 3/1/28 ........................           20,000,000
  15,000,000       Eufaula AL IDA Tax 1998 (Chia Tai Project),
                     5.44%, 6/1/13 ........................           15,000,000
  12,700,000       Genesys Michigan Health System,
                     Inc., Series A, 5.20%, 4/1/20 ........           12,700,000
   8,700,000       H/M Partners, L.L.C., 5.45%, 10/1/20 ...            8,700,000
   6,300,000       Jackson County, Alabama Industrial
                     Development, (Beaulieu America
                     Project), 5.32%, 7/1/10 ..............            6,300,000
  20,000,000       Lenexa Kansas IDRB (Lab One, Inc.
                     Project - A), 5.30%, 9/1/09 ..........           20,000,000
  59,000,000       Los Angeles, California Community
                     Redevelopment Agency, Series A,
                     5.35%, 12/1/18 .......................           59,000,000
  20,675,000       Louisiana Health Systems Corp. Revenue
                     1998-B, 5.31%, 10/1/22 ...............           20,675,000

Taxable Variable Rate Demand Notes - (continued)
$ 10,000,000       Patrick Schaumburg Auto,
                     5.60%, 7/1/08 ........................     $     10,000,000
  25,000,000       Rehau, Inc.,
                     5.31%, 10/1/19 .......................           25,000,000
  16,990,000       Rockland Financial, Ltd.,
                     5.25%, 12/1/26 .......................           16,990,000
  15,000,000       T3 Holdings, Inc. (Ocean Spray
                     Cranberries, Inc.), 5.22%, 5/1/08 ....           15,000,000
   5,170,000       Union City, Tennessee Industrial
                     Development Board, (Cobank Limited,
                     L.L.C., Project), 5.45%, 1/1/25 ......            5,170,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes
  (cost $324,110,000) .....................................          324,110,000
--------------------------------------------------------------------------------
Floating Rate Notes - 29.9%
                   Abbey National Treasury Services,
  50,000,000         5.0689%, 7/20/99+ ....................           49,953,557
                   American Express Centurion,
  35,000,000         5.4081%, 10/19/99 ....................           35,000,000
                   American Honda Finance Corp.:
  30,000,000         5.2189%, 1/19/99+ ....................           30,000,000
  35,000,000         5.20%, 1/21/99+ ......................           35,000,000
  25,000,000         5.1989%, 4/20/99+ ....................           24,998,825
  25,000,000         5.1892%, 7/27/99+ ....................           25,000,000
  80,000,000         5.6675%, 8/16/99+ ....................           80,000,000
  75,000,000         5.22%, 10/28/99 ......................           75,000,000
  25,000,000         5.2698, 10/28/99 .....................           24,992,582
                   Army and Air Force Exchange,
  58,000,000         5.74%, 5/24/99+ ......................           58,000,000
                   Associates First Capital,
  50,000,000         5.405%, 4/5/09+ ......................           50,000,000
                   Bankers Trust Company of New York:
 177,500,000         5.6675%, 2/19/99+ ....................          177,492,586
  20,000,000         5.1873%, 2/26/99+ ....................           19,997,495
                   Bayerische Landesbank New York,
  76,000,000         5.2662%, 5/10/99 .....................           75,948,058
                   CIT Group Inc:
 100,000,000         5.05%, 7/21/99 .......................           99,891,325
  50,000,000         5.18%, 11/2/99 .......................           49,990,215
                   Countrywide Home Loan:
  50,000,000         5.6875%, 8/30/99 .....................           50,000,000
  50,000,000         5.3125%, 10/6/99 .....................           49,996,340
                   CP Trust Certificates, Series 1996-2,
  75,000,000         5.415%, 12/28/98 .....................           75,000,000
                   Ford Motor Credit Co.,
  50,000,000         5.20%, 12/23/98 ......................           49,997,729
                   General Motors Acceptance Corp.:
  25,000,000         5.19%, 3/5/99 ........................           24,998,250
  52,000,000         5.19%, 10/8/99 .......................           51,993,240
                   Generale Bank, New York,
  50,000,000         5.2196%, 10/27/99 ....................           49,990,385
                   Key Bank, N.A.,
  50,000,000         5.2298, 4/20/99 ......................           50,000,000
                   Merrill Lynch & Co., Inc.:
  40,000,000         5.18% medium term notes, 11/10/98 ....           39,999,803
  50,000,000         5.20%, medium term notes, 11/23/98 ...           50,000,000
  50,000,000         5.23%, medium term notes, 12/21/98 ...           50,000,000

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  21

Janus | Money Market Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Floating Rate Notes - (continued)
                   Morgan Guaranty Trust Co.:
$ 40,000,000         5.4687%, 6/7/99 ......................     $     39,979,643
  25,000,000         5.1696%, 9/27/99 .....................           24,989,031
 100,000,000         5.20%, 11/29/99 ......................          100,000,000
                   Orix America, Inc. (MBIA Insured),
  25,000,000         5.40%, 4/16/99+ ......................           25,016,970
                   PNC Bank N.A.:
  25,000,000         5.4062%, 10/13/99 ....................           24,995,384
  50,000,000         5.4262%, 10/13/99 ....................           50,000,000
  25,000,000         5.2396%, 10/27/99 ....................           25,000,000
  50,000,000         5.2887%, 11/3/99 .....................           50,000,000
                   Standard Chartered Bank of New York,
 100,000,000         5.1643%, 2/24/99 .....................           99,983,062
                   Triangle Funding, Ltd.,
  35,000,000         5.3525%, 10/15/99+ ...................           35,000,000
                   West Labs, Series 1998 - 1, Class A,
  17,300,389         5.5273%, 2/26/99 .....................           17,300,389
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $1,945,504,869) ...........        1,945,504,869
--------------------------------------------------------------------------------
Funding Agreements - 3.6%
                   General American Life Insurance Co.
                     (seven day demand):
 110,000,000         5.77%, 12/31/98 ......................          110,000,000
  50,000,000         5.77%, 2/19/99 .......................           50,000,000
                   Integrity Life (seven day demand),
  25,000,000         5.77%, 3/30/99 .......................           25,000,000
                   Transamerica Occidental Life Insurance Co.
                     (seven day demand),
  50,000,000         5.3125%, 2/26/99 .....................           50,000,000
--------------------------------------------------------------------------------
Total Funding Agreements (cost $235,000,000) ..............          235,000,000
--------------------------------------------------------------------------------
Certificates of Deposit - 8.0%
                   Bankers Trust Company of New York:
  20,000,000         5.96%, 12/14/98 ......................           20,005,357
  25,000,000         5.60%, 12/24/98 ......................           25,001,226
  20,000,000         5.69%, 1/8/99 ........................           19,998,572
                   Bayerische Landesbank, New York,
  25,000,000         5.72%, 5/6/99 ........................           24,988,061
                   Canadian Imperial Bank of Commerce,
  30,000,000         5.75%, 4/1/99 ........................           29,994,058
                   Chase Manhattan Bank USA, N.A.,
  50,000,000         5.685%, 8/3/99 .......................           50,329,358
                   Deutsche Bank,
  50,000,000         5.67%, 2/26/99 .......................           49,993,855
                   National Bank Canada, New York:
  17,000,000         5.76%, 6/10/99 .......................           17,061,925
  30,000,000         5.68%, 7/20/99 .......................           29,987,668
  25,000,000         4.81%, 7/23/99 .......................           25,001,769
  25,000,000         4.69%, 10/25/99 ......................           24,992,884
                   Skandinaviska Enskilda Banken:
  50,000,000         5.67%, 2/26/99 .......................           49,993,862
  50,000,000         5.68%, 3/2/99 ........................           49,992,060
  50,000,000         5.72%, 3/5/99 ........................           49,993,491
                   Standard Chartered Bank of New York:
  30,000,000         5.67%, 2/26/99 .......................           29,996,317
  25,000,000         5.68%, 3/5/99 ........................           24,996,744
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $522,327,207) .........          522,327,207
--------------------------------------------------------------------------------
Promissory Notes - 9.2%
                   Goldman Sachs Group, L.P., (same day put)
$300,000,000         5.3432%, 1/19/99 .....................     $    300,000,000
                   Lehman Brothers, Inc., (same day put)
 300,000,000         5.8875%, 4/21/99 .....................          300,000,000
--------------------------------------------------------------------------------
Total Promissory Notes (cost $600,000,000) ................          600,000,000
--------------------------------------------------------------------------------
Time Deposit - 0.8%
  49,100,000       Merchantile Bank, N.A.,
                     5.50%, 11/2/98 (cost $49,100,000) ....           49,100,000
--------------------------------------------------------------------------------
Put Bonds - 0.3%
                   Bedford County, Virgina Industrial
                     Development Authority, Series 95D,
  18,900,000         5.53%, 12/11/98 (cost $18,900,000) ...           18,900,000
--------------------------------------------------------------------------------
Bank Notes - 4.1%
                   FCC National Bank,
  50,000,000         5.02%, 2/23/99 .......................           50,000,000
                   First Union National Bank,
  30,000,000         5.25%, 9/17/99 .......................           30,000,000
                   Morgan Guaranty Trust Co:
  50,000,000         5.13%, 1/25/99 .......................           50,000,000
  18,000,000         5.75%, 10/8/99 .......................           18,143,927
                   NationsBank Corp:
  50,000,000         5.10%, 1/20/99 .......................           50,000,000
  50,000,000         5.02%, 2/26/99 .......................           50,000,000
                   Toronto Dominion Bank, New York,
  20,000,000         5.71%, 5/24/99 .......................           20,060,334
--------------------------------------------------------------------------------
Total Bank Notes (cost $268,204,261) ......................          268,204,261
--------------------------------------------------------------------------------
Repurchase Agreements - 29.3%
 125,000,000       ABN AMRO Securities, Inc.,
                     5.75% dated 10/30/98 maturing 11/2/98
                     to be repurchased at $125,059,896
                     collateralized by $12,500,000 in
                     California Infrastructure SDG&E-1,
                     6.19%, 9/25/05; $15,235,388 in
                     Capital One Master Trust, 6.31%,
                     6/15/11; $80,000,000 in SLM Student
                     Loan Trust, 5.392286%-5.432286%,
                     7/25/09-10/25/10; $19,853,000 in U.S.
                     Treasury Bill, 4.17%, 1/14/99; with
                     respective values of $12,540,325,
                     $16,008,249, $79,272,604, and
                     $19,679,068 ..........................          125,000,000

See Notes to Schedules of Investments.

22  Janus Income Funds / October 31, 1998

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Repurchase Agreements - (continued)
$461,000,000       ABN AMRO Securities, Inc.,
                     5.72% dated 10/30/98 maturing
                     11/2/98, to be repurchased at
                     $461,219,743 collateralized by
                     $230,788,960 in Fannie Mae,
                     0%-13.00%, 11/1/98-9/25/28;
                     $210,747,720 in Freddie Mac,
                     0%-9.00%, 11/9/98-8/15/28; $476,634
                     in Sallie Mae, 4.947%, 11/10/98;
                     $372,494,363 in Government National
                     Mortgage Association, 4.50%-10.50%,
                     6/15/13-9/20/28; $8,594,657 in
                     Federal Farm Credit, 5.63%-8.16%,
                     9/5/00-10/7/09; $34,450,122 in
                     Federal Home Loan Bank System,
                     1.70%-6.135%, 11/6/98-8/21/28;
                     $2,602,419 in Tennessee Valley
                     Authority, 0%, 5/1/13; with
                     respective values of $162,150,628,
                     $161,231,970, $482,253, $266,614,935,
                     $9,437,402, $35,151,731, and $114,181      $    461,000,000
 250,000,000       Barclays Capital, Inc.,
                     5.78% dated 10/30/98, maturing
                     11/2/98 to be repurchased at
                     $250,120,417 collateralized in
                     $5,000,000 in Resolution Trust Corp.,
                     7.00%,10/25/24; $20,000,000 in
                     Residential Funding Mortgage
                     Securities I, 6.50%, 1/25/28;
                     $5,007,850 in Prudential Home
                     Mortgage Securities, 7.033929%,
                     10/25/08; $31,638,000 in Norwest
                     Asset Securities Corp., 6.75%-7.00%,
                     8/25/27-9/25/28; $38,615,477 in
                     Countrywide Home Loans, 6.75%,
                     8/25/28; $1,220,000 in Standard
                     Credit Card Master Trust, 5.95%-
                     8.25%,11/7/03-10/7/04; $1,000,000 in
                     Sears Credit Account Master Trust,
                     7.00%, 10/15/04; $500,000 in Prime
                     Credit Card Master Trust, 6.75%,
                     11/15/05; $6,000,000 in Premier Auto
                     Trust, 5.82%-6.25%, 12/5/00-8/6/01;
                     $5,000,000 in Navistar Financial
                     Corp. Owner Trust, 5.94%, 11/15/04;
                     $6,475,000 in Nationsbank Credit Card
                     Master Trust, 6.00%-6.45%,
                     4/15/03-12/15/05; $1,000,000 in
                     Mellon Bank Home Equity Loan Trust,
                     5.59859%, 4/15/26; $10,708,998 in
                     MBNA Master Credit Card Trust,
                     5.80%-6.60%, 11/15/02-1/15/07;
                     $1,950,000 in Loop Funding Master
                     Trust I, 5.8675%, 12/26/06;
                     $20,000,000 in HFC Revolving Home
                     Equity Loan Trust, 5.45688%, 9/20/14;
                     $34,914,000 in General Motors
                     Acceptance Corp., 7.15%, 3/15/00;
                     $1,050,000 in Ford Credit Auto Loan
                     Master Trust, 5.50%, 2/15/03;
                     $550,000 in Fleetwood Credit Corp.
                     Grantor Trust, 6.40%, 5/15/13;
                     $2,450,000 in First USA Credit Card
                     Master Trust, 5.60016%-6.42%,
                     3/17/05-4/10/09; $17,250,000 in First
                     Chicago Master Trust II, 5.6386%,
                     2/15/04; $894,000 in Discover Card
                     Master Trust I, 6.20%- 6.55%,
                     2/18/03-5/16/06; $1,250,000 in
                     Deutsche Floorplan Receivables Master
                     Trust, 5.43266%, 10/15/01; $1,000,000
                     in Daimler-Benz Auto Grantor Trust,
                     5.85%, 5/15/02; $4,400,000 in
                     Citibank Credit Card Master Trust I,
                     5.75%-5.85%, 1/15/03-2/7/05;
                     $3,380,000 in Case Equipment Loan
                     Trust, 5.74%-5.83%, 8/15/02-2/15/05;
                     $2,360,000 in BankBoston RV Asset
                     Backed Trust, 6.44%, 1/15/07;
                     $5,000,000 in American Express Master
                     Trust, 5.375%, 7/15/01; $120,000 in
                     American Express Credit Account
                     Master Trust, 6.40%, 4/15/05;
                     $5,447,206 in Fannie Mae, 6.00%-
                     7.00%, 3/25/22-11/1/28; $78,743,898
                     in Freddie Mac, 6.00%-7.50%,
                     1/15/07-8/1/28; with the respective
                     values $2,765,163, $16,526,290,
                     $5,002,842, $31,722,662, $36,352,001,
                     $1,229,028, $1,020,744, $515,288,
                     $6,064,374, $4,373,448, $6,468,940,
                     $665,023, $10,979,169, $1,950,000,
                     $4,716,793, $2,120,985, $1,060,637,
                     $411,606, $2,521,921, $17,239,495,
                     $900,369, $1,250,250, $121,710,
                     $4,416,212, $3,420,222, $2,413,855,
                     $4,939,270, $122,167, $5,837,641, and
                     $77,872,739 ..........................     $    250,000,000
$ 50,000,000       BT Alex Brown, Inc.,
                     5.85% dated 10/30/98, maturing
                     11/2/98 to be repurchased at
                     $50,024,375, collateralized by
                     $30,000,000 in Siebe PLC, 5.14%,
                     12/11/98; $22,010,000 in BAA PLC,
                     5.11%, 2/9/99; with respective values
                     of $29,820,100, and $21,911,432 ......           50,000,000
 200,000,000       Chase Manhattan Bank USA, N.A.,
                     5.70% dated 10/30/98, maturing
                     11/2/98 to be repurchased at
                     $200,095,000, collateralized by
                     $67,672,000 in Premium Finance,
                     5.25%, 11/5/98; $37,315,000 in TRW,
                     Inc., 5.11%, 12/28/98; $35,675,000 in
                     AC Acquisition HD, 5.05%, 2/5/99;
                     $30,150,000 in National Rural, 0%,
                     2/11/99; $30,000,000 in American Home
                     Products, 5.05%, 2/5/99; $10,900,000
                     in Citizen Utilities, 5.28%,
                     11/20/98; with the respective values
                     of $67,613,626, $37,006,255,
                     $35,195,124, $29,721,321,
                     $29,596,460, and $10,867,606 .........          200,000,000

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  23

Janus | Money Market Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Repurchase Agreements - (continued)
$150,000,000       Deutsche Morgan Grenfell, Inc.,
                     5.78% dated 10/30/98, maturing
                     11/2/98 to be repurchased at
                     $150,072,250, collateralized by
                     $153,768,845 in Newport Funding Co.,
                     0%, 1/28/99; with a value of
                     $153,000,001 .........................     $    150,000,000
 675,000,000       Salomon Smith Barney, Inc.,
                     5.78% dated 10/30/98, maturing
                     11/2/98 to be repurchased at
                     $675,325,125, collateralized by
                     $11,520,580 in Fannie Mae, 5.50% -
                     10.00%, 7/1/99-11/1/28; $936,465,169
                     in Freddie Mac, 0%-10.00%,
                     3/1/01-10/1/28; with the respective
                     values of $4,042,255 and $685,428,710           675,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $1,911,000,000) .........        1,911,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $6,672,768,742) - 102.5% ....        6,672,768,742
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.5%)    (164,316,785)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  6,508,451,957
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

24  Janus Income Funds / October 31, 1998

                                            Janus | Government Money Market Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 8.4%
                   New Hampshire Higher Education Loan
$ 17,738,000         (SLMA), 5.20%, 11/18/98 ..............     $     17,694,443
                   Private Export Funding Corp. (SLMA):
  30,000,000         5.48%, 11/20/98 ......................           29,274,600
   7,000,000         4.85%, 4/23/99 .......................            6,836,851
  33,485,000         4.68%, 5/6/99 ........................           33,388,154
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $87,194,048) ............................           87,194,048
--------------------------------------------------------------------------------
U.S. Government Agency Discount Notes - 12.4%
                   Fannie Mae:
  10,000,000         5.37%, 1/15/99 .......................            9,888,125
   2,000,000         5.35%, 2/22/99 .......................            1,966,414
  10,000,000         4.915%, 3/18/99 ......................            9,812,957
  10,000,000         4.85%, 4/1/99 ........................            9,796,570
  10,000,000         4.88%, 4/2/99 ........................            9,793,956
   1,600,000         4.92%, 4/5/99 ........................            1,566,107
   5,000,000         4.43%, 5/14/99 .......................            4,880,636
   5,089,000         4.68%, 5/26/99 .......................            4,952,717
     926,000         4.85%, 6/4/99 ........................              899,178
   5,000,000         4.58%, 6/30/99 .......................            4,846,697
  10,000,000         5.265%, 7/16/99 ......................            9,624,138
   5,000,000         4.48%, 9/29/99 .......................            4,793,422
                   Federal Farm Credit Bank
  10,000,000         5.23%, 7/9/99 ........................            9,636,806
                   Federal Home Loan Bank System:
   5,000,000         4.96%, 1/22/99 .......................            4,943,511
   6,000,000         5.26%, 3/1/99 ........................            5,894,533
   2,770,000         5.24%, 3/12/99 .......................            2,717,182
   1,635,000         4.77%, 4/14/99 .......................            1,599,471
   1,625,000         4.75%, 4/28/99 .......................            1,586,835
  10,000,000         5.03%, 10/29/99 ......................           10,000,000
                   Freddie Mac:
   1,500,000         5.45%, 1/6/99 ........................            1,486,745
   3,383,000         4.80%, 1/8/99 ........................            3,352,328
   5,000,000         5.16%, 2/5/99 ........................            4,931,200
  10,000,000         4.90%, 3/8/99 ........................            9,827,139
--------------------------------------------------------------------------------
Total U.S. Government Agency Discount Notes
  (amortized cost $128,796,667) ...........................          128,796,667
--------------------------------------------------------------------------------
U.S. Government Agency Medium Term Notes - 0.4%
   4,000,000       Fannie Mae, 7.00%,
                     medium term notes, 11/13/98
                     (amortized cost $4,002,111) ..........            4,002,111
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 13.5%
                   Fannie Mae:
$  3,000,000         4.67%, 11/9/98 .......................     $      2,999,981
   5,000,000         5.04%, 1/6/99 ........................            4,999,470
  10,000,000         5.4575%, 2/19/99 .....................            9,996,453
  10,000,000         4.57%, 3/16/99 .......................            9,998,151
  50,000,000         5.0048%, 7/28/99 .....................           49,958,729
  10,000,000         5.32%, 9/17/99 .......................            9,994,740
                   Federal Farm Credit Bank
  10,000,000         4.98%, 6/22/99 .......................            9,994,382
                   Federal Home Loan Bank System:
   3,000,000         4.62%, 12/24/98 ......................            2,999,782
   5,000,000         4.53%, 3/11/99 .......................            4,997,366
   4,000,000         4.605%, 3/26/99 ......................            3,999,285
   5,000,000         4.64%, 4/9/99 ........................            4,998,911
  10,000,000         4.61%, 8/12/99 .......................            9,995,432
                   Freddie Mac
  15,000,000         5.165%, 5/4/99 .......................           14,991,833
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
  (amortized cost $139,924,515) ...........................          139,924,515
--------------------------------------------------------------------------------
U.S. Government Guarantee Notes and Loans - 17.9%
                   Army and Air Force Exchange:
  30,000,000         5.12%, 11/10/98 ......................           30,000,000
  12,000,000         5.70%, 5/21/99 + .....................           12,000,000
                   Malev Hungarian Airlines
  41,923,946         5.07%, 11/4/98 .......................           41,923,946
                   Washington Aircraft Hire
 101,852,834         5.07%, 11/4/98 .......................          101,852,834
--------------------------------------------------------------------------------
Total U.S. Government Guarantee Notes and Loans
  (cost $185,776,780) .....................................          185,776,780
--------------------------------------------------------------------------------
Repurchase Agreements - 47.6%
  75,000,000       ABN AMRO Securities, Inc., 5.625%
                     dated 10/30/98, maturing 11/2/98, to
                     be repurchased at $75,035,156,
                     collateralized by $132,157,386 in
                     Fannie Mae, 5.00%-14.00%,
                     9/1/04-4/1/30; $50,872,448 in Freddie
                     Mac, 5.95%-8.349%, 1/1/09-2/1/37,
                     with respective values of $57,329,020
                     and $19,171,280 ......................           75,000,000
  18,200,000       ABN AMRO Securities, Inc., 5.72%
                     dated 10/30/98, maturing 11/2/28, to
                     be repurchased at $18,208,675
                     collateralized by $9,111,408 in
                     Fannie Mae, 0%-13.00%,
                     11/1/98-9/25/28; $8,320,192 in
                     Freddie Mac, 0%-9.00%, 11/9/98-
                     8/15/28; $18,817 in Sallie Mae,
                     4.947%, 11/10/98; $14,705,851 in
                     Government National Mortgage
                     Association, 4.50%- 10.50%,
                     6/15/13-9/20/28; $372,583 in Federal
                     Farm Credit Bank 5.363%-8.16%,
                     9/5/00-10/7/09; $1,360,070 in Federal
                     Home Loan Bank System, 1.70%-6.135%,
                     11/6/98-8/21/28; $102,742 in
                     Tennessee Valley Authority, 0%,
                     5/1/13; with respective values of
                     $6,401,608, $6,365,340, $19,039,
                     $10,525,796, $372,583, $1,387,769 and
                     $4,508 ...............................           18,200,000

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  25

Janus | Government Money Market Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Repurchase Agreements - (continued)
$250,000,000       CS First Boston, Inc., 5.7375%
                     dated 10/30/98, maturing 11/2/98, to
                     be repurchased at $250,119,531,
                     collateralized by $204,329,468 in
                     Federal Home Loan Mortgage Corp.,
                     5.50%-8.50%, 3/1/08-10/1/28;
                     $17,337,000 in Freddie Mac, 0%,
                     8/1/24 and 4/1/24; $50,296,699 in
                     Fannie Mae, 0%-9.50%, 7/1/08-9/1/28;
                     with respective values of
                     $204,006,888, $12,875,964 and
                     $39,734,496 ..........................     $    250,000,000
  25,100,000       JP Morgan Securities, Inc., 5.15%
                     dated 10/30/98, maturing 11/2/98, to
                     be repurchased at $25,110,772,
                     collateralized by $25,602,000 in
                     Government National Mortgage
                     Association, 8.00%, 6/15/25-7/15/28;
                     with a value of $25,602,002 ..........           25,100,000
 125,000,000       Salomon Smith Barney, Inc., 5.78%
                     dated 10/30/98, maturing 11/2/98, to
                     be repurchased at $125,060,208,
                     collateralized by $188,606,054, in
                     Fannie Mae, 5.50%-9.50%,
                     4/1/99-10/1/28; $93,912,492 in
                     Freddie Mac, 6.125%-9.50%, 12/1/99-
                     10/1/28; with respective values of
                     $103,855,897 and $24,319,669 .........          125,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $493,300,000) ...........          493,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,038,994,121) - 100.2% ....        1,038,994,121
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (2,315,559)
--------------------------------------------------------------------------------
Net Assets - 100%  ........................................     $  1,036,678,562
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

26  Janus Income Funds / October 31, 1998

                                            Janus | Tax-Exempt Money Market Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Municipal Securities - 101.1%
Alabama - 2.4%
$  1,100,000       Athens Industrial Development Board
                     Revenue, (Coilplus Income Project),
                     Variable Rate, 4.10%, 9/1/99 .........     $      1,100,000
   2,900,000       North Alabama Environmental Impact
                     Authority Pollution Control Revenue,
                     (Reynolds Metals), Variable Rate,
                     3.65%, 12/1/00 .......................            2,900,000

                                                                       4,000,000

Arizona - 3.8%
   1,000,000       Pinal County Industrial Development
                     Authority Hospital Revenue, (Casa
                     Grande Regional Medical Center),
                     Variable Rate, 3.30%, 12/1/22 ........            1,000,000
   5,237,000       Tucson Industrial Development Authority
                     Multifamily Revenue, (Freedom Park
                     Apartments Project), Variable Rate,
                     4.30%, 12/1/07 .......................            5,237,000

                                                                       6,237,000

California - 4.6%
   1,000,000       California Higher Education Loan
                     Authority, Inc. Student Loan Revenue
                     Refunding Bonds, Series A, 3.80%,
                     5/1/99 ...............................            1,000,000
   2,900,000       Hayward Housing Authority Multifamily
                     Revenue, (Huntwood Terrace
                     Apartments), Variable Rate, 4.45%,
                     3/1/27 ...............................            2,900,000
   1,100,000       Los Angeles Regional Airports Improvement
                     Corp. Lease Revenue, (American
                     Airlines - Los Angeles International),
                     Series F, Variable Rate, 3.65%, 12/1/24           1,100,000
   2,500,000       Sacramento County Multifamily Housing
                     Revenue, Series A, Variable Rate,
                     4.50%, 4/15/07 .......................            2,500,000

                                                                       7,500,000

Colorado - 9.6%
   1,100,000       Arapahoe County Multifamily Revenue,
                     (Stratford Station Project), Variable Rate,
                     4.40%, 11/1/17 .......................            1,100,000
   3,000,000       Boulder County Revenue, (National
                     Atmospheric Research Project), 8.25%,
                     12/1/98 ..............................            3,040,045
   6,090,000       Denver City and County Multifamily
                     Housing Revenue, (Ogden Residences
                     Project), Variable Rate, 3.80%, 12/1/09           6,090,000
                   Dove Valley Metropolitan District,
                     Arapahoe County, Series B:
   1,000,000         4.05%, 11/1/98 .......................            1,000,000
   1,000,000         3.375%, 11/1/25 ......................            1,000,000
                   Interstate South Metropolitan District
                     Series B:
   1,000,000         4.05%, 11/1/98 .......................            1,000,000
   1,000,000         3.375%, 11/1/14 ......................            1,000,000
   1,555,000       Stapleton Business Center
                     Metropolitan District 3.65%, 12/1/98 .            1,555,000

                                                                      15,785,045

Georgia - 1.4%
                   Burke County Development Authority
                     Pollution Control Revenue, (Georgia
                     Power Co.- Vogtle Plant), Variable Rate:
$    900,000         Second Series, 3.70%, 7/1/24 .........     $        900,000
   1,350,000         Fourth Series, 3.70%, 9/1/25 .........            1,350,000

                                                                       2,250,000

Illinois - 6.3%
   1,000,000       Hoffman Estates Park District, 3.90%,
                     12/1/98 ..............................            1,000,000
   1,975,000       Lombard Multifamily Housing, (Clover
                     Creek Apartments Project), 4.00%,
                     12/15/98 .............................            1,975,000
   2,400,000       Northlake Economic Development
`                    Revenue, (Dominick's Food), Subseries B,
                     Variable Rate, 3.50%, 1/1/02 .........            2,400,000
     900,000       Sauget Pollution Control Revenue,
                     (Monsanto Co. Project), Variable Rate,
                     3.20%, 5/1/28 ........................              900,000
   4,000,000       Wood Dale Industrial Development
                     Revenue, (Nippon Express USA, Inc.
                     Project), Variable Rate, 4.20%, 6/1/00            4,000,000

                                                                      10,275,000

Iowa - 2.0%
   3,300,000       Muscatine County Pollution Control
                     Revenue, (Monsanto Co. Project),
                     Variable Rate, 3.20%, 10/1/07 ........            3,300,000

Kansas - 2.7%
   1,045,000       Shawnee Industrial Revenue, (Shawnee
                     Village Association), Variable Rate,
                     3.15%, 12/1/09 .......................            1,045,000
   3,400,000       Wichita Revenue, (CSJ Health Systems),
                     XXV, Variable Rate, 4.20%, 10/1/11 ...            3,400,000

                                                                       4,445,000

Louisiana - 1.0%
   1,600,000       Louisiana Public Facilities Authority
                     Multifamily Housing Revenue Refunding,
                     (River View), Variable Rate, 3.80%,
                     7/1/27 ...............................            1,600,000

Michigan - 1.3%
   1,095,000       Huron Valley School District Refunding,
                     4.50%, 5/1/99 ........................            1,095,000
   1,000,000       Kalamazoo School District State Aid Notes,
                     Series C, 3.75%, 9/16/99 .............            1,002,953

                                                                       2,097,953

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  27

Janus | Tax-Exempt Money Market Fund

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Minnesota - 5.9%
$  4,100,000       Golden Valley Industrial Development
                     Revenue, (Unicare Homes, Inc. Project),
                     Variable Rate, 3.30%, 9/1/14 .........     $      4,100,000
     600,000       New Brighton Industrial Development
                     Revenue, (Unicare Homes, Inc. Project),
                     Variable Rate, 3.30%, 12/1/14 ........              600,000
   3,925,000       Northern Municipal Power Agency
                     Electric System Revenue Refunding,
                     (Pre-refunded in U.S. Government
                     Securities to January 1, 1999), Series A,
                     7.25%, 1/1/99 ........................            4,027,765
     900,000       Robbinsdale Industrial Development
                     Revenue, (Unicare Homes, Inc. Project),
                     Variable Rate, 3.30%, 10/1/14 ........              900,000

                                                                       9,627,765

Mississippi - 1.8%
                   Mississippi State Board of Trustees of
                     Institutions of Higher Learning, Series A:
     890,000         3.95%, 11/15/98 ......................              890,000
     925,000         3.90%, 4/1/99+ .......................              925,000
   1,095,000         3.75%, 7/15/99+ ......................            1,095,000

                                                                       2,910,000

Missouri - 6.8%
   5,000,000       Jackson County Industrial Development
                     Recreational Facilities Revenue, (YMCA
                     of Greater Kansas City Project), Series A,
                     Variable Rate, 3.80%, 11/1/16 ........            5,000,000
     780,000       Kansas City Certificates of Participation,
                     3.60%, 9/24/99+ ......................              780,000
                   Missouri State Environmental
                     Improvement and Energy Resources
                     Authority Pollution Control Refunding,
                     (Union Electric Co.):
   1,000,000         Series A, 3.75%, 6/1/14 ..............            1,000,000
   1,025,000         Series B, 3.75%, 6/1/14 ..............            1,025,000
     300,000       Missouri State Environmental
                     Improvement and Energy Resources
                     Authority Pollution Control Refunding
                     Revenue, (Monsanto Co. Project),
                     Variable Rate, 3.15%, 9/2/23 .........              300,000
   3,000,000       Missouri State Health and Educational
                     Facilities Authority Revenue, (St. Louis
                     University Project), Variable Rate,
                     3.80%, 12/1/05 .......................            3,000,000

                                                                      11,105,000

Nebraska - 1.0%
   1,670,000       Grand Island Electric Revenue Refunding,
                     (Escrowed to maturity in U.S.
                     Government SLGS), 6.00%, 9/1/99 ......            1,706,584

New York - 8.2%
$  5,300,000       New York State Dormitory Authority
                     Revenue, (St. Francis Center at the
                     Knolls), Variable Rate, 3.75%, 7/1/23      $      5,300,000
   8,100,000       New York State Housing Finance Agency
                     Service Contract Obligation Revenue,
                     Series A, Variable Rate, 2.85%, 3/15/08           8,100,000

                                                                      13,400,000

North Carolina - 2.4%
     500,000       Cumberland County Industrial Facilities
                     and Pollution Control Financing
                     Authority Revenue, (Monsanto Co.
                     Project), Variable Rate, 3.05%, 10/1/14             500,000
   3,500,000       Wake County Industrial Facilities and
                     Pollution Control Financing Authority
                     Revenue, (Carolina Power and Light Co.),
                     Series B, Variable Rate, 3.00%, 9/1/15            3,500,000

                                                                       4,000,000

Ohio - 6.0%
   1,000,000       Champaign County Industrial
                     Development Revenue Variable/Fixed
                     Refunding, (Allied Signal Project),
                     Variable Rate, 3.45%, 11/1/07 ........            1,000,000
   2,000,000       Clinton County Hospital Revenue,
                     (Ohio Hospital Capital, Inc.), Variable
                     Rate, 3.25%, 6/1/28 ..................            2,000,000
   5,200,000       Cuyahoga County Hospital Revenue,
                     (University Hospitals - Cleveland),
                     Variable Rate, 4.05%, 1/1/16 .........            5,200,000
   1,700,000       Hamilton County Health Systems Revenue,
                     (Franciscan Sisters of the Poor), Series A,
                     Variable Rate, 4.05%, 3/1/17 .........            1,700,000

                                                                       9,900,000

Oklahoma - 2.2%
     800,000       Oklahoma City Industrial and Cultural
                     Facilities Trust Revenue, (Oklahoma
                     Christian College), Variable Rate,
                     4.35%, 7/1/15 ........................              800,000
   2,840,000       Tulsa County Home Financing Authority
                     Multifamily Housing Revenue,
                     (Greenbriar Project), Series B, Variable
                     Rate, 3.30%, 3/15/05 .................            2,840,000

                                                                       3,640,000

See Notes to Schedules of Investments.

28  Janus Income Funds / October 31, 1998

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Pennsylvania       - 11.2%
$  1,000,000       Allegheny County Hospital Development
                     Authority Revenue, (South Hills Health
                     System), 4.25%, 4/1/99 ...............     $      1,001,992
   1,180,000       Blair County Hospital Authority Hospital
                     Revenue,  (Altoona Hospital Project),
                     Variable Rate, 3.75%, 7/1/99 .........            1,180,000
   5,800,000       Dauphin County General Authority,
                     (Allied Health Pooled Financing
                     Program), Series B, Variable Rate,
                     3.25%, 10/1/27 .......................            5,800,000
   1,500,000       Dauphin County General Authority
                     Hospital Revenue, Variable Rate,
                     3.25%, 10/1/27 .......................            1,500,000
   1,545,000       Erie County Hospital Authority Revenue,
                     (Hamot Health Foundation), Series A,
                     4.00%, 5/15/99 .......................            1,546,653
   1,200,000       Pennsylvania State General Obligation
                     Unlimited Tax Bonds, Second Series,
                     5.07%, 10/15/99 ......................            1,218,372
   2,900,000       Pennsylvania State Higher Educational
                     Facilities Authority Revenue, (Carlow
                     College), Series B1, 2.95%, 11/1/99 ..            2,900,000
   1,000,000       Pennsylvania State Higher Educational
                     Facilities Authority Revenue,
                     (CICU Financing Program),
                     Series B1, 4.50%, 11/1/98 ............            1,000,011
   1,000,000       Somerset County Hospital Authority
                     Revenue, (Somerset County Hospital
                     Project), Series A, 3.625%, 3/1/99 ...            1,000,000
   1,300,000       Venango Industrial Development Authority
                     (Pennzoil Co. Project), Variable Rate,
                     3.25%, 12/1/12 .......................            1,300,000

                                                                      18,447,028

South Carolina - 4.4%
   4,500,000       Piedmont Municipal Power Agency
                     Electric Revenue Refunding, Series A,
                     Variable Rate, 3.15%, 1/1/24 .........            4,500,000
   2,790,000       South Carolina Jobs Economic
                     Development Authority Revenue,
                     (St. Francis Hospital), Variable Rate,
                     3.65%, 7/1/22 ........................            2,790,000

                                                                       7,290,000

Tennessee - 3.5%
     200,000       Hamilton County Industrial Development
                     Revenue, (Komatsu America
                     Manufacturing Project), Variable Rate,
                     4.20%, 11/1/05 .......................              200,000
   5,500,000       Metropolitan Government of Nashville
                     and Davidson County, Airport Authority
                     Special Facilities Revenue, (American
                     Airlines Project), Series B, Variable Rate,
                     3.15%, 9/1/10 ........................            5,500,000

                                                                       5,700,000

Texas - 3.7%
$  1,100,000       Harris County Health Facilities
                     Development Corp. Revenue, (St.
                     Lukes Episcopal Hospital), Series B,
                     Variable Rate, 3.65%, 2/15/27 ........     $      1,100,000
     500,000       Lone Star Airport Improvement Authority,
                     Series B-8, Variable Rate, 3.65%, 12/1/14           500,000
   1,075,000       Longview Refunding and Improvement,
                     4.00%, 6/1/99 ........................            1,076,199
     200,000       Metropolitan Higher Education Authority,
                     (University of Dallas Project), Variable
                     Rate, 4.35%, 12/1/04 .................              200,000
   3,200,000       North Central Health Facilities
                     Development Revenue, (Presbyterian
                     Medical Center), Series D, Variable Rate,
                     3.65%, 12/1/15 .......................            3,200,000

                                                                       6,076,199

Washington - 3.5%
   1,500,000       Washington St. Health Care Facilities
                     Authority Revenue Refunding,
                     (Veterans Administration - Mason
                     Medical Center), Series B, Variable Rate,
                     3.65%, 2/15/27 .......................            1,500,000
   1,600,000       Washington State Housing Finance
                     Commission - Non-profit Housing
                     Revenue, (Emerald Heights Project),
                     Variable Rate, 3.70%, 1/1/21 .........            1,600,000
   2,550,000       Washington State Public Power Supply
                     System Nuclear Project No.1
                     Refunding Revenue, 7.15%, 7/1/99 .....            2,663,683

                                                                       5,763,683

Wisconsin - 4.5%
   3,000,000       Brown Deer School District Tax and
                     Revenue Anticipation Promissory Notes,
                     3.60%, 10/28/99 ......................            3,005,697
   2,000,000       Mukwonago School District Tax and
                     Revenue Anticipation Promissory Notes,
                     3.98%, 8/27/99 .......................            2,003,627
   2,295,000       Ripon School District Bond Anticipation
                     Notes, 4.70%, 9/1/99 .................            2,314,449

                                                                       7,323,773

Wyoming - 0.9%
   1,500,000       Campbell County School District No.1,
                     (Gillette), Tax Anticipation Warrants,
                     4.00%, 6/25/99 .......................            1,501,864
--------------------------------------------------------------------------------
Total Investments (total cost $165,881,894) - 101.1% ......          165,881,894
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.1%)      (1,855,532)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    164,026,362
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1998  29

Statements of | Operations - Bond Funds

                                                                                            Janus          Janus
                                                              Janus          Janus         Federal       Short-Term
For the fiscal year ended October 31, 1998               Flexible Income   High-Yield     Tax-Exempt        Bond
(all numbers in thousands)                                     Fund           Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                   $ 65,763       $ 33,298       $  4,012       $  5,879
  Dividends                                                     1,177            252             --             --

                                                               66,940         33,550          4,012          5,879

Expenses:
  Advisory fees                                                 5,211          2,773            445            582
  Transfer agent fees and expenses                              1,767            729            163            204
  Registration fees                                               178             90             47             67
  Postage and mailing expenses                                    110             35             11             18
  Custodian fees                                                  103             68             32             33
  Printing expenses                                               105             49             14             23
  Audit fees                                                       26             11              4              7
  Trustees' fees and expenses                                      13              4              5              2
  Other expenses                                                   32             24             14             14

Total Expenses                                                  7,545          3,783            735            950

Expense and Fee Offsets                                         (230)          (121)           (17)           (14)

Net Expenses                                                    7,315          3,662            718            936

Less: Excess Expense Reimbursement                                 --             --          (236)          (354)

Net Expenses after Expense Reimbursement                        7,315          3,662            482            582

Net Investment Income                                          59,625         29,888          3,530          5,297

Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions        11,925          (885)          1,016            496
  Net realized gain/(loss) from foreign currency                   69          (149)             --             --
  Net realized gain/(loss) from futures
    and/or options contracts                                    1,203             --           (71)           (95)
  Change in net unrealized appreciation
    or depreciation of investments                            (8,610)       (28,168)            701           (14)

Net Gain/(Loss) on Investments                                  4,587       (29,202)          1,646            387

Net Increase in Net Assets Resulting from Operations         $ 64,212       $    686       $  5,176       $  5,684

See Notes to Financial Statements.

30  Janus Income Funds / October 31, 1998

                               Statements of | Assets & Liabilities - Bond Funds

                                                                              Janus           Janus
As of October 31, 1998                        Janus           Janus          Federal        Short-Term
(all numbers in thousands except         Flexible Income    High-Yield      Tax-Exempt         Bond
net asset value per share)                     Fund            Fund            Fund            Fund
------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                         $1,102,565      $  292,300      $   91,775      $  138,098

Investments at value                        $1,118,112      $  270,339      $   93,941      $  138,931

  Cash                                             211             363             140              39
  Receivables:
    Investments sold                             1,047           1,767           2,066              --
    Fund shares sold                             3,485           5,820             989             549
    Dividends                                       --               8              --              --
    Interest                                    20,081           6,351           1,735           2,502
    Due from advisor                                --              --              21              54
  Other assets                                       6               2              --               2
  Variation Margin - Futures contract               --              --              --              69

Total Assets                                 1,142,942         284,650          98,892         142,146

Liabilities:
  Payables:
    Investments purchased                       34,947          15,067           6,924              --
    Fund shares repurchased                      2,500             903             205           1,089
    Dividends                                      483             230              45              13
    Advisory fee                                   539             172              46              79
    Transfer agent fee                             180              42              16              25
  Accrued expenses                                 195              19              27              34
  Variation margin - futures contracts              --              --               4              --
  Forward currency contracts                       507              --              --              --

Total Liabilities                               39,351          16,433           7,267           1,240

Net Assets                                  $1,103,591      $  268,217      $   91,625      $  140,906
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                111,320          26,156          12,595          48,497

Net Asset Value Per Share                   $     9.91      $    10.25      $     7.27      $     2.91

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1998  31

Statements of | Changes in Net Assets - Bond Funds

                                                       Janus                   Janus               Janus               Janus
                                                  Flexible Income            High-Yield      Federal Tax-Exempt   Short-Term Bond
For the fiscal year ended October 31                    Fund                    Fund                Fund                Fund
(all numbers in thousands)                        1998        1997        1998       1997      1998      1997      1998      1997
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                        $   59,625  $   46,577  $   29,888  $ 22,505  $  3,530  $  2,680  $  5,297  $  2,920
  Net realized gain/loss from
    investment transactions                        13,197      14,875     (1,034)    16,424       945       198       401       407
  Change in unrealized net appreciation or
    depreciation of investments                   (8,610)      11,115    (28,168)     2,641       701     1,009      (14)       128

Net Increase in Net Assets
  Resulting from Operations                        64,212      72,567         686    41,570     5,176     3,887     5,684     3,455

Dividends and Distributions to Shareholders:
  Net investment income*                         (59,616)    (46,546)    (29,888)  (22,392)   (3,530)   (2,680)   (5,297)   (2,920)
  Net realized gain from
    investment transactions                      (15,666)     (1,192)    (16,609)   (2,396)        --        --        --        --

Net Decrease from Dividends and Distributions    (75,282)    (47,738)    (46,497)  (24,788)   (3,530)   (2,680)   (5,297)   (2,920)

Capital Share Transactions:
  Shares sold                                     693,045     350,811     498,190   446,508    72,196    45,594   174,846    60,336
  Reinvested dividends and distributions           65,588      40,664      40,580    22,048     2,930     2,247     4,807     2,720
  Shares repurchased                            (371,073)   (292,858)   (526,164)  394,849)  (47,202)  (31,851)  (97,042)  (46,467)

Net Increase from Capital Share Transactions      387,560      98,617      12,606    73,707    27,924    15,990    82,611    16,589

Net Increase/(Decrease) in Net Assets             376,490     123,446    (33,205)    90,489    29,570    17,197    82,998    17,124
Net Assets:
  Beginning of period                             727,101     603,655     301,422   210,933    62,055    44,858    57,908    40,784

End of period                                  $1,103,591  $  727,101  $  268,217  $301,422  $ 91,625  $ 62,055  $140,906  $ 57,908

Net Assets Consist of:
  Capital (par value and paid-in surplus)*     $1,075,251  $  687,691  $  291,286  $278,679  $ 89,965  $ 62,041  $142,939  $ 60,328
  Undistributed net investment income/(loss)*         708         610         (6)       142        --        --         1         1
  Undistributed net realized gain/(loss)
    from investments*                              12,577      15,135     (1,101)    16,395     (506)   (1,451)   (2,428)   (2,829)
  Unrealized appreciation/(depreciation)
    of investments                                 15,055      23,665    (21,962)     6,206     2,166     1,465       394       408
                                               $1,103,591  $  727,101  $  268,217  $301,422  $ 91,625  $ 62,055  $140,906  $ 57,908

Transactions in Fund Shares:
  Shares sold                                      69,152      36,058      43,131    39,057     9,960     6,489    60,319    20,891
  Reinvested distributions                          6,575       4,173       3,557     1,928       405       320     1,658       942

Total                                              75,727      40,231      46,688    40,985    10,365     6,809    61,977    21,833

  Shares Repurchased                             (37,113)    (30,105)    (46,003)  (34,479)   (6,525)   (4,535)  (33,460)  (16,092)

Net Increase in Fund Shares                        38,614      10,126         685     6,506     3,840     2,274    28,517     5,741

  Shares Outstanding Beginning of Period           72,706      62,580      25,471    18,965     8,755     6,481    19,980    14,239

Shares Outstanding End of Period                  111,320      72,706      26,156    25,471    12,595     8,755    48,497    19,980

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                    $1,189,828  $1,015,048  $1,125,306  $990,668  $161,215  $160,242  $ 99,607  $ 57,906
    Proceeds from sales of securities           1,005,118     976,235   1,151,400   931,662   131,902   150,332    40,081    48,107
    Purchases of long-term
      U.S. government obligations                 367,064     302,415      41,042    24,923    25,207    10,028    64,672    17,687
    Proceeds from sales of long-term U.S.
      government obligations                      210,399     260,655      36,070    25,205    28,292     7,045    43,995    10,416

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

32  Janus Income Funds / October 31, 1998

                                             Financial | Highlights - Bond Funds

For a share outstanding throughout                                          Janus Flexible Income Fund
each fiscal year ended October 31                          1998          1997          1996          1995          1994
Net Asset Value, Beginning of Period                    $    10.00    $     9.65    $     9.55    $     8.96    $    10.03
Income from Investment Operations:
  Net investment income                                        .67           .69           .73           .72           .74
  Net gains or (losses) on securities
    (both realized and unrealized)                             .12           .37           .10           .59         (.86)

Total from Investment Operations                               .79          1.06           .83          1.31         (.12)

Less Distributions:
  Dividends (from net investment income)                     (.67)         (.69)         (.73)         (.72)         (.72)
  Distributions (from capital gains)                         (.21)         (.02)            --            --         (.23)

Total Distributions                                          (.88)         (.71)         (.73)         (.72)         (.95)

Net Asset Value, End of Period                          $     9.91    $    10.00    $     9.65    $     9.55    $     8.96

Total Return*                                                8.14%        11.48%         9.01%        15.35%       (1.26%)

Net Assets, End of Period (in thousands)                $1,103,591    $  727,101    $  603,655    $  580,359    $  377,345
Average Net Assets for the Period (in thousands)        $  892,853    $  656,422    $  603,694    $  450,001    $  428,962
Ratio of Gross Expenses to Average Net Assets**(1)           0.84%         0.87%         0.88%         0.96%            NA
Ratio of Net Expenses to Average Net Assets**(1)             0.82%         0.86%         0.87%         0.96%         0.93%
Ratio of Net Investment Income to Average Net Assets**       6.68%         7.10%         7.60%         7.91%         7.75%
Portfolio Turnover Rate**                                     148%          207%          214%          250%          137%

For a share outstanding throughout                                        Janus Federal Tax-Exempt Fund
each fiscal year ended October 31                          1998          1997          1996          1995          1994
Net Asset Value, Beginning of Period                    $     7.09    $     6.92    $     6.88    $     6.45    $     7.30
Income from Investment Operations:
  Net investment income                                        .34           .35           .36           .36           .36
  Net gains or (losses) on securities
   (both realized and unrealized)                              .18           .17           .04           .43         (.83)

Total from Investment Operations                               .52           .52           .40           .79         (.47)

Less Distributions:
  Dividends (from net investment income)                     (.34)         (.35)         (.36)         (.36)         (.36)
  Distributions (from capital gains)                            --            --            --            --         (.02)

Total Distributions                                          (.34)         (.35)         (.36)         (.36)         (.38)

Net Asset Value, End of Period                          $     7.27    $     7.09    $     6.92    $     6.88    $     6.45

Total Return*                                                7.65%         7.72%         5.94%        12.60%       (6.62%)

Net Assets, End of Period (in thousands)                $   91,625    $   62,055    $   44,858    $   32,593    $   26,464
Average Net Assets for the Period (in thousands)        $   74,133    $   53,574    $   36,312    $   29,318    $   28,384
Ratio of Gross Expenses to Average Net Assets**(1)        0.67%(2)      0.66%(2)      0.68%(2)      0.70%(2)            NA
Ratio of Net Expenses to Average Net Assets**(1)             0.65%         0.65%         0.65%         0.65%      0.65%(2)
Ratio of Net Investment Income to Average Net Assets**       4.76%         5.00%         5.18%         5.43%         5.20%
Portfolio Turnover Rate**                                     227%          304%          225%          164%          160%

(1)  See "Explanation of the Charts and Tables."
(2)  The ratio was 0.99% in 1998,  1.11% in 1997,  1.14% in 1996, 1.31% in 1995,
     and 1.41% in 1994 before waiver of certain fees incurred by the Fund. *Total return not annualized for periods of less than one year.
**Annualized for periods less than one year.
NA - Disclosure not required for prior periods.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1998  33

For a share outstanding throughout                               Janus High-Yield Fund
each fiscal year ended October 31                          1998          1997          1996(1)
Net Asset Value, Beginning of Period                    $    11.83    $    11.12    $    10.00
Income from Investment Operations:
  Net investment income                                        .90           .97           .80
  Net gains or (losses) on securities
    (both realized and unrealized)                          (1.02)           .82          1.12
Total from Investment Operations                             (.12)          1.79          1.92
Less Distributions:
  Dividends (from net investment income)                     (.90)         (.97)         (.80)
  Distributions (from capital gains)                         (.56)         (.11)            --
Total Distributions                                         (1.46)        (1.08)         (.80)
Net Asset Value, End of Period                          $    10.25    $    11.83    $    11.12
Total Return*                                              (1.45%)        16.94%        19.71%
Net Assets, End of Period (in thousands)                $  268,217    $  301,422    $  210,933
Average Net Assets for the Period (in thousands)        $  380,942    $  266,213    $   88,126
Ratio of Gross Expenses to Average Net Assets**(2)           0.99%      1.03%(3)      1.01%(3)
Ratio of Net Expenses to Average Net Assets**(2)             0.96%         1.00%         1.00%
Ratio of Net Investment Income to Average Net Assets**       7.85%         8.45%         9.00%
Portfolio Turnover Rate**                                     336%          404%          324%

For a share outstanding throughout                                          Janus Short-Term Bond Fund
each fiscal year ended October 31                          1998          1997          1996          1995          1994
Net Asset Value, Beginning of Period                    $     2.90    $     2.86    $     2.84    $     2.87    $     3.02
Income from Investment Operations:
  Net investment income                                        .17           .17           .16           .18           .18
  Net gains or (losses) on securities
    (both realized and unrealized)                             .01           .04           .02         (.03)         (.15)

Total from Investment Operations                               .18           .21           .18           .15           .03

Less Distributions:
  Dividends (from net investment income)                     (.17)         (.17)         (.16)         (.18)         (.17)
  Distributions (from capital gains)                            --            --            --            --         (.01)

Total Distributions                                          (.17)         (.17)         (.16)         (.18)         (.18)

Net Asset Value, End of Period                          $     2.91    $     2.90    $     2.86    $     2.84    $     2.87

Total Return*                                                6.49%         7.70%         6.49%         5.55%         1.26%

Net Assets, End of Period (in thousands)                $  140,906    $   57,908    $   40,784    $   48,117    $   54,285
Average Net Assets for the Period (in thousands)        $   89,556    $   48,421    $   42,203    $   47,383    $   59,584
Ratio of Gross Expenses to Average Net Assets**(2)        0.67%(4)      0.67%(4)      0.67%(4)      0.66%(4)            NA
Ratio of Net Expenses to Average Net Assets**(2)             0.65%         0.65%         0.65%         0.65%      0.65%(4)
Ratio of Net Investment Income to Average Net Assets**       5.91%         6.03%         5.57%         6.67%         6.08%
Portfolio Turnover Rate**                                     101%          133%          486%          337%          346%

(1) Fiscal period December 29, 1995 (inception) to October 31, 1996.
(2) See "Explanation of Charts and Tables."
(3) The ratio was 1.04% in 1997 and 1.18% in 1996 before waiver of certain fees incurred by the Fund.
(4) The ratio was 1.06% in 1998,  1.20% in 1997,  1.23% in 1996,  1.23% in 1995,
    and 1.15% in 1994, before waiver of certain fees incurred by the Fund. *Total return not annualized for periods of less than one year.
**Annualized  for periods less than one year.
NA - Disclosure not required for prior periods.

See Notes to Financial Statements.

34  Janus Income Funds / October 31, 1998

                                 Statements of | Operations - Money Market Funds

                                                                            Janus         Janus
                                                              Janus       Government    Tax-Exempt
For the fiscal year ended October 31, 1998                 Money Market  Money Market  Money Market
(all numbers in thousands)                                     Fund          Fund          Fund
Investment Income:
  Interest                                                   $273,633      $ 26,376      $  4,261

                                                              273,633        26,376         4,261

Expenses:
  Advisory fee for investor shares                              1,124           151            91
  Advisory fee for institutional shares                         3,621           321            19
  Advisory fee for service shares                                  29             1             3
  Administrative fee for investor shares                        5,620           753           455
  Administrative fee for institutional shares                   1,810           161            10
  Administrative fee for service shares                            15            --             2
  Service fee for service shares                                   74             2             8
  Audit fees                                                       15             8             8
  Trustees' fees and expenses                                      69             3             1

Total Expenses                                                 12,377         1,400           597

Net Investment Income                                         261,256        24,976         3,664
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions           161            10            26

Net Increase in Net Assets Resulting from Operations         $261,417      $ 24,986      $  3,690

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1998  35

Statements of | Assets & Liabilities - Money Market Funds

                                                           Janus           Janus
As of October 31, 1998                      Janus        Government      Tax-Exempt
(all numbers in thousands except         Money Market   Money Market    Money Market
net asset value per share)                   Fund           Fund            Fund
Assets:
  Investments at amortized cost          $6,672,769      $1,038,994      $  165,882
  Cash                                          173              93              --
  Receivables:
    Investments sold                             --              --           7,215
    Fund shares sold                          8,891             551             286
    Interest                                 31,655           1,083             950

Total Assets                              6,713,488       1,040,721         174,333

Liabilities:
  Payables
    Due to custodian                             --              --              19
    Investments purchased                   177,403              --           9,701
    Fund shares repurchased                  14,296             746             515
    Dividends and distributions              11,900           3,077               2
    Advisory fees                               538              88              15
    Administrative fees                         856             125              47
    Service fees                                 16              --               2
    Audit fees                                   12               6               6
    Trustees' fees and expenses                  15              --              --

Total Liabilities                           205,036           4,042          10,307

Net Assets                               $6,508,452      $1,036,679      $  164,026
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)           6,508,452       1,036,679         164,026

Net Asset Value Per Share                $     1.00      $     1.00      $     1.00

See Notes to Financial Statements.

36  Janus Income Funds / October 31, 1998

Statements of | Changes in Net Assets - Money Market Funds


                                                            Janus                     Janus Government           Janus Tax-Exempt
                                                         Money Market                   Money Market               Money Market
For the fiscal year ended October 31                         Fund                           Fund                       Fund
(all numbers in thousands)                            1998         1997(1)            1998       1997(1)          1998      1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                          $    261,256   $    185,899      $    24,976   $   9,234      $   3,664   $   2,511
  Net realized gain/(loss)
    from investment transactions                          161             98               10           8             26         (2)

Net Increase in Net Assets
  Resulting from Operations                           261,417        185,997           24,986       9,242          3,690       2,509

Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                  (57,683)       (44,924)          (7,537)     (6,112)        (2,879)     (2,384)
    Institutional Shares                            (202,020)      (140,928)         (17,406)     (3,063)          (678)       (125)
    Service Shares                                    (1,553)           (47)             (33)        (60)          (107)          --
  Net realized gain from investment transactions:
    Investor Shares                                      (42)           (22)              (5)         (5)           (21)          --
    Institutional Shares                                (118)           (76)              (5)         (2)            (3)          --
    Service Shares                                        (1)             --               --          --            (2)          --

Net Decrease from Dividends and Distributions       (261,417)      (185,997)         (24,986)     (9,242)        (3,690)     (2,509)

Capital Share Transactions:
  Shares sold:
    Investor Shares                                 5,447,777      4,205,232          384,359     250,916        330,543     244,419
    Institutional Shares                           89,394,668     57,798,535        2,152,976     671,494        211,444      37,249
    Service Shares                                    323,786         17,775            2,772       2,557         38,120          10
  Reinvested dividends and distributions:
    Investor Shares                                    54,458         42,784            7,176       5,901          2,765       2,281
    Institutional Shares                               60,862         32,270            3,884       2,569            589         113
    Service Shares                                      1,560             47               28          32            110          --
  Shares repurchased:
    Investor Shares                               (5,042,859)    (3,989,256)        (310,430)   (242,091)      (309,566)   (240,069)
    Institutional Shares                         (87,252,582)   (56,765,454)      (1,371,965)   (697,778)      (174,273)    (35,750)
    Service Shares                                  (293,167)        (7,481)            (658)     (1,961)       (20,544)          --

Net Increase/(Decrease) from
  Capital Share Transactions                        2,694,503      1,334,452          868,142     (8,361)         79,188       8,253

Net Increase/(Decrease) in Net Assets               2,694,503      1,334,452          868,142     (8,361)         79,188       8,253
Net Assets:
  Beginning of Period                               3,813,949      2,479,497          168,537     176,898         84,838      76,585
  End of Period                                  $  6,508,452   $  3,813,949      $ 1,036,679   $ 168,537      $ 164,026   $  84,838

Net Assets Consist of:
  Capital (par value and paid-in surplus)        $  6,508,452   $  3,813,949      $ 1,036,679   $ 168,537      $ 164,026   $  84,838

Transactions in Fund Shares - Investor Shares:
  Shares sold                                       5,447,777      4,205,232          384,359     250,916        330,543     244,419
  Reinvested dividends and distributions               54,458         42,784            7,176       5,901          2,765       2,281

Total                                               5,502,235      4,248,016          391,535     256,817        333,308     246,700

Shares Repurchased                                (5,042,859)    (3,989,256)        (310,430)   (242,091)      (309,566)   (240,069)

Net Increase/(Decrease) in Fund Shares                459,376        258,760           81,105      14,726         23,742       6,631

Shares Outstanding Beginning of Period              1,032,647        773,887          132,134     117,408         81,269      74,638

Shares Outstanding End of Period                    1,492,023      1,032,647          213,239     132,134        105,011      81,269

Transactions in Fund Shares
 - Institutional Shares:
  Shares sold                                      89,394,668     57,798,535        2,152,976     671,494        211,444      37,249
  Reinvested dividends and distributions               60,862         32,270            3,884       2,569            589         113

Total                                              89,455,530     57,830,805        2,156,860     674,063        212,033      37,362

Shares Repurchased                               (87,252,582)   (56,765,454)      (1,371,965)   (697,778)      (174,273)    (35,750)

Net Increase/(Decrease) in Fund Shares              2,202,948      1,065,351          784,895    (23,715)         37,760       1,612

Shares Outstanding Beginning of Period              2,770,961      1,705,610           35,775      59,490          3,559       1,947

Shares Outstanding End of Period                    4,973,909      2,770,961          820,670      35,775         41,319       3,559

Transactions in Fund Shares - Service Shares:
  Shares sold                                         323,786         17,775            2,772       2,557         38,120          10
  Reinvested dividends and distributions                1,560             47               28          32            110          --

Total                                                 325,346         17,822            2,800       2,589         38,230          10

Shares Repurchased                                  (293,167)        (7,481)            (658)     (1,961)       (20,544)          --

Net Increase/(Decrease) in Fund Shares                 32,179         10,341            2,142         628         17,686          10

Shares Outstanding Beginning of Period                 10,341             --              628          --             10          --

Shares Outstanding End of Period                       42,520         10,341            2,770         628         17,696          10

(1) Fiscal period November 22, 1996, (inception) to October 31, 1997, for Service Shares.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1998  37

Financial | Highlights - Money Market Funds

                                                                                           Janus
For a share outstanding throughout                                                     Money Market
each fiscal year ended October 31                                                          Fund
Investor Shares                                                 1998              1997              1996            1995(1)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00       $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .05               .05               .05               .04

Total from Investment Operations                                   .05               .05               .05               .04

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.05)             (.05)             (.05)             (.04)

Total Dividends and Distributions                                (.05)             (.05)             (.05)             (.04)

Net Asset Value at End of Period                           $      1.00       $      1.00       $      1.00       $      1.00

Total Return*                                                    5.25%             5.23%             5.13%             3.95%

Net Assets at End of Period (in thousands)                 $ 1,492,023       $ 1,032,647       $   773,887       $   643,219
Average Net Assets for the Period (in thousands)           $ 1,123,991       $   883,052       $   676,334       $   461,311
Ratio of Expenses to Average Net Assets**(2)                  0.60%(3)          0.60%(3)          0.60%(3)          0.60%(3)
Ratio of Net Investment Income to Average Net Assets**(2)        5.13%             5.09%             5.01%             5.56%

                                                                                    Janus Government
For a share outstanding throughout                                                    Money Market
Ended October 31                                                                          Fund
Investor Shares                                                1998              1997              1996            1995(1)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00       $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .05               .05               .05               .04

Total from Investment Operations                                   .05               .05               .05               .04

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.05)             (.05)             (.05)             (.04)

Total Dividends and Distributions                                (.05)             (.05)             (.05)             (.04)

Net Asset Value at End of Period                           $      1.00       $      1.00       $      1.00       $      1.00

Total Return*                                                    5.12%             5.11%             5.03%             3.90%

Net Assets at End of Period (in thousands)                 $   213,239       $   132,133       $   117,408       $   199,307
Average Net Assets for the Period (in thousands)           $   150,525       $   123,193       $   112,059       $    87,906
Ratio of Expenses to Average Net Assets**(2)                  0.60%(3)          0.60%(3)          0.60%(3)          0.60%(3)
Ratio of Net Investment Income to Average Net Assets**(2)        5.01%             5.42%             4.91%             5.40%

                                                                                         Janus
For a share outstanding throughout                                                    Money Market
each fiscal year ended October 31                                                         Fund
Institutional Shares                                           1998              1997              1996            1995(4)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00       $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .06               .06               .05               .03

Total from Investment Operations                                   .06               .06               .05               .03

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.06)             (.06)             (.05)             (.03)

Total Dividends and Distributions                                (.06)             (.06)             (.05)             (.03)

Net Asset Value at End of Period                           $      1.00       $      1.00       $      1.00       $      1.00

Total Return*                                                    5.72%             5.71%             5.61%             3.25%
Net Assets at End of Period (in thousands)                 $ 4,973,909       $ 2,770,961       $ 1,705,610       $   304,952
Average Net Assets for the Period (in thousands)           $ 3,620,872       $ 2,545,294       $   874,431       $   202,427
Ratio of Expenses to Average Net Assets**(2)                  0.15%(5)          0.15%(5)          0.15%(5)          0.15%(5)
Ratio of Net Investment Income to Average Net Assets**(2)        5.58%             5.54%             5.41%             5.86%


                                                                                   Janus Government
For a share outstanding throughout                                                    Money Market
each fiscal year ended October 31                                                         Fund
Institutional Shares         1998     1997     1996    1995(4)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00       $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .05               .05               .05               .03

Total from Investment Operations                                   .05               .05               .05               .03

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.05)             (.05)             (.05)             (.03)

Total Dividends and Distributions                                (.05)             (.05)             (.05)             (.03)

Net Asset Value at End of Period                           $      1.00       $      1.00       $      1.00       $      1.00

Total Return*                                                    5.59%             5.58%             5.50%             3.20%

Net Assets at End of Period (in thousands)                 $   820,670       $    35,776       $    59,490       $    44,164
Average Net Assets for the Period (in thousands)           $   321,174       $    56,801       $    53,398       $    24,748
Ratio of Expenses to Average Net Assets**(2)                  0.15%(5)          0.15%(5)          0.15%(5)          0.15%(5)
Ratio of Net Investment Income to Average Net Assets**(2)        5.42%             6.04%             5.34%             5.75%

*Total return is not annualized for periods of less than one year. **Annualized for periods less than one year.
(1) Fiscal period February 15, 1995, (inception) to October 31, 1995.
(2) See "Explanation of Charts and Tables."
(3) The ratio was .70% before waiver of certain fees  incurred by the fund.
(4) Fiscal period April 17, 1995, (inception) to October 31, 1995.
(5) The ratio was .35% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

38  Janus Income Funds / October 31, 1998

                                                                       Janus                          Janus Government
For a share outstanding throughout                                  Money Market                        Money Market
each fiscal year ended October 31                                       Fund                                Fund
Service Shares                                                 1998              1997(1)           1998             1997(1)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00       $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .05               .05               .05               .05

Total from Investment Operations                                   .05               .05               .05               .05

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.05)             (.05)             (.05)             (.05)

Total Dividends and Distributions                                (.05)             (.05)             (.05)             (.05)

Net Asset Value at End of Period                           $      1.00       $      1.00       $      1.00       $      1.00

Total Return*                                                    5.45%             5.14%             5.33%             5.01%

Net Assets at End of Period (in thousands)                 $    42,520       $    10,341       $     2,770       $       628
Average Net Assets for the Period (in thousands)           $    29,322       $       913       $       639       $     1,141
Ratio of Expenses to Average Net Assets**(2)                  0.40%(3)          0.40%(3)          0.40%(3)          0.40%(3)
Ratio of Net Investment Income to Average Net Assets**(2)        5.30%             5.02%             5.15%             5.23%

                                                                                    Janus Tax-Exempt
For a share outstanding throughout                                                    Money Market
each fiscal year ended October 31                                                         Fund
Investor Shares                                                1998              1997              1996            1995(4)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00       $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .03               .03               .03               .02

Total from Investment Operations                                   .03               .03               .03               .02

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.03)             (.03)             (.03)             (.02)

Total Dividends and Distributions                                (.03)             (.03)             (.03)             (.02)

Net Asset Value at End of Period                           $      1.00       $      1.00       $      1.00       $      1.00

Total Return*                                                    3.23%             3.20%             3.27%             2.40%

Net Assets at End of Period (in thousands)                 $   105,011       $    81,268       $    74,638       $    67,479
Average Net Assets for the Period (in thousands)           $    91,058       $    75,929       $    68,695       $    57,366
Ratio of Expenses to Average Net Assets**(2)                  0.60%(5)          0.60%(5)          0.60%(5)          0.60%(5)
Ratio of Net Investment Income to Average Net Assets**(2)        3.16%             3.14%             3.22%             3.38%

*Total return is not annualized for periods of less than one year. **Annualized for periods less than one year.
(1) Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2) See "Explanation of Charts and Tables."
(3) The ratio was .60% before waiver of certain fees incurred by the fund.
(4) Fiscal period February 15, 1995, (inception) to October 31, 1995.
(5) The ratio was .70% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1998  39

                                                                                    Janus Tax-Exempt
For a share outstanding throughout                                                    Money Market
each fiscal year ended October 31                                                         Fund
Institutional Shares                                           1998              1997              1996            1995(1)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00       $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .04               .04               .04               .02

Total from Investment Operations                                   .04               .04               .04               .02

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.04)             (.04)             (.04)             (.02)

Total Dividends and Distributions                                (.04)             (.04)             (.04)             (.02)

Net Asset Value at End of Period                           $      1.00       $      1.00       $      1.00       $      1.00

Total Return*                                                    3.67%             3.67%             3.74%             2.09%

Net Assets at End of Period (in thousands)                 $    41,319       $     3,560       $     1,947       $    11,192
Average Net Assets for the Period (in thousands)           $    18,859       $     3,466       $     1,754       $     1,115
Ratio of Expenses to Average Net Assets**(2)                  0.15%(3)          0.15%(3)          0.15%(3)          0.15%(3)
Ratio of Net Investment Income to Average Net Assets**(2)        3.60%             3.94%             3.82%             3.82%

                                                                 Janus Tax-Exempt
For a share outstanding throughout                                 Money Market
each fiscal year ended October 31                                      Fund
Service Shares                                                 1998            1997(4)
----------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                     $      1.00       $      1.00

Income from Investment Operations:
  Net investment income                                            .03               .03

Total from Investment Operations                                   .03               .03

Less Dividends and Distributions:
  Dividends (from net investment income)                         (.03)             (.03)

Total Dividends and Distributions                                (.03)             (.03)

Net Asset Value at End of Period                           $      1.00       $      1.00

Total Return*                                                    3.44%             3.22%

Net Assets at End of Period (in thousands)                 $    17,696       $        10
Average Net Assets for the Period (in thousands)           $     3,215       $        10
Ratio of Expenses to Average Net Assets**(2)                  0.40%(5)          0.40%(5)
Ratio of Net Investment Income to Average Net Assets**(2)        3.32%             3.17%

*Total return is not annualized for periods of less than one year. **Annualized for periods less than one year.
(1) Fiscal period April 17, 1995, (inception) to October 31, 1995.
(2) See "Explanation of Charts and Tables."
(3) The ratio was .35% before waiver of certain fees incurred by the fund.
(4) Fiscal period November 22, 1996, (inception) to October 31, 1997.
(5) The ratio was .60% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

40  Janus Income Funds / October 31, 1998

                                             Notes to | Schedules of Investments

CAD Canadian Dollar

DEM German Deutschemark

*Non-income-producing security.

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of October 31, 1998.

2) Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

3) Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                       Janus Income Funds / October 31, 1998  41

Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments. Each of the Money Market Funds offers three classes of shares.

   "Investor Shares" are available to the general public, and "Institutional Shares" are available only to investors that meet certain minimum account sizes. "Service Shares" are available through banks and other financial institutions.

   The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

   INVESTMENT VALUATION
   Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
   Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

   FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
   The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

   Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

   Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

   Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

   Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   The Bond Funds may enter into "futures contracts" and "options" on securities, financial indexes, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of

42 Janus Income Funds / October 31, 1998 the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

   ADDITIONAL INVESTMENT RISK
   Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

   DIVIDEND DISTRIBUTIONS AND EXPENSES
   Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

   FEDERAL INCOME TAXES
   The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 1998, 100% were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

   For the fiscal year ended October 31, 1998, the following percentage of fiscal year distributions were considered long-term gains: Janus Tax-Exempt Money Market Fund - 0.27%.

   ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

   The advisory agreements with the Bond Funds spells out the fee that the Funds must pay. Each of the Bond Funds are subject to the following schedule:

                             Average
                             Daily Net             Annual Rate    Expense Limit
Fee Schedule                 Assets of Fund       Percentage (%)  Percentage (%)
--------------------------------------------------------------------------------
Janus Flexible Income Fund   First $300 Million        .65            1.00*
                             Over $300 Million         .55
--------------------------------------------------------------------------------
Janus High-Yield Fund        First $300 Million        .75            1.00*
                             Over $300 Million         .65
--------------------------------------------------------------------------------
Janus Federal                First $300 Million        .60             .65*
  Tax-Exempt Fund            Over $300 Million         .55
--------------------------------------------------------------------------------
Janus Short-Term             First $300 Million        .65             .65*
  Bond Fund                  Over $300 Million         .55
--------------------------------------------------------------------------------

   * Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

   Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital has agreed to reduce the administrative fee to .05% and .30% on the Institutional Shares and Service Shares, respectively. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses are paid by Janus Capital.

   Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

   Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

   DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended October 31, 1998, are noted below.

   DST FEES

   Janus Flexible Income Fund              $189,987
   Janus High-Yield Fund                     81,233
   Janus Federal Tax-Exempt Fund             36,079
   Janus Short-Term Bond Fund                44,909

                                       Janus Income Funds / October 31, 1998  43

3. FEDERAL INCOME TAX

   The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

   Net capital loss carryovers noted below as of October 31, 1998, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2002, and October 31, 2006. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1998, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                                                                                                        Net
                               Net Capital Loss    Federal Tax      Unrealized      Unrealized     Appreciation/
                                  Carryovers          Cost         Appreciation   (Depreciation)  (Depreciation)
----------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                --     $1,102,748,097    $33,864,195    ($18,500,745)    $ 15,363,450
Janus High-Yield Fund                     --        293,006,943      1,044,408     (23,712,527)    (22,668,119)
Janus Federal Tax-Exempt Fund    ($  504,402)        91,776,142      2,380,484        (215,952)       2,164,532
Janus Short-Term Bond Fund        (2,861,783)       138,102,431      1,640,058        (811,669)         828,389
----------------------------------------------------------------------------------------------------------------

   Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended October 31, 1998, have been reclassified among the components of net assets as follows:

                                   Undistributed     Undistributed
                                   Net Investment    Net Realized     Paid-In
                                        Income     Gains and Losses   Capital
   -----------------------------------------------------------------------------
   Janus Flexible Income Fund         $  89,395       ($ 89,385)          --
   Janus High-Yield Fund              (149,172)          149,203       ($31)
   Janus Federal Tax-Exempt Fund             --               --          --
   Janus Short-Term Bond Fund                --               --          --
   -----------------------------------------------------------------------------

44  Janus Income Funds / October 31, 1998

                                              Explanation of | Charts and Tables

1. PERFORMANCE OVERVIEWS

   Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through October 31, 1998.

   When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

   Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

   Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

   The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

   Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

   A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

   The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF OPERATIONS

   This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

   The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

   The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

   The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

                                       Janus Income Funds / October 31, 1998  45

4. STATEMENT OF ASSETS AND LIABILITIES

   This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

   The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

   The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5. STATEMENT OF CHANGES IN NET ASSETS

   This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

   The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

   The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

   The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

46  Janus Income Funds / October 31, 1998

6. FINANCIAL HIGHLIGHTS

   This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

   The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

   Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

   The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

   Expense   ratios  prior  to  any  expense   offset  are  part  of  disclosure
   requirements imposed in 1996. Years prior to 1995 do not reflect this information.

   The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

   The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                       Janus Income Funds / October 31, 1998  47

Report of | Independent Accountants

To the Trustees and Shareholders of
Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
December 1, 1998

Euro-Conversion | Discussion (unaudited)

On January 1, 1999, eleven European countries will convert to a common currency:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain. Investments traded in the markets of these countries will be denominated in the new currency, referred to as the "Euro." Conversion to the Euro may present certain risks to investments of the Funds held in one of the currencies that is being replaced. Janus Capital, however, does not believe that the conversion will have a material impact on the Funds' investments.

Year 2000 | Discussion (unaudited)

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

48  Janus Income Funds / October 31, 1998

                                       Janus Income Funds / October 31, 1998  49

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